Statement of Additional Information

August 1, 2015

As Supplemented August 3, 2015

Absolute Credit Opportunities Fund

Institutional Shares (AOFOX)

Investment Adviser:
Absolute Investment Advisers LLC
18 Shipyard Drive, Suite 3C
Hingham, MA 02043
www.absoluteadvisers.com

Account Information
and Shareholder Services:
Absolute Credit Opportunities Fund
P.O. Box 588
Portland, Maine 04112
(888) 99-ABSOLUTE (toll free)
(888) 992-2765 (toll free)
absolute.ta@atlanticfundservices.com

This Statement of Additional Information (the "SAI") supplements the prospectus dated August 1, 2015, as it may be amended from time to time (the "Prospectus"), offering Institutional Shares of the Absolute Credit Opportunities Fund (the "Fund"), a separate series of Forum Funds (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic" or "Administrator") at the address, telephone number or e-mail address listed above. This SAI is incorporated by reference into the Fund's Prospectus. In other words, it is legally a part of the Prospectus. You may also obtain the Prospectus on Absolute's website listed above.

Financial statements for the Fund for the year ended March 31, 2015 are included in the Annual Report to shareholders and are incorporated into this SAI by reference. Copies of the Fund's Annual Report may be obtained without charge and upon request, by contacting Atlantic at the address, telephone number or e-mail address listed above. You may also obtain copies of the Annual Report and Semi-Annual Report on Absolute's website listed above.

KEY DEFINED TERMS

As used in this SAI, the following terms have the meanings listed.

"1933 Act" means the Securities Act of 1933, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

"1940 Act" means the Investment Company Act of 1940, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

"Adviser" or "Absolute" means Absolute Investment Advisers LLC, the Fund's investment adviser.

"Board" means the Board of Trustees of the Trust.

"Code" means the Internal Revenue Code of 1986, as amended.

"Independent Trustees" means trustees who are not interested persons of the Trust, as defined in Section 2(a)(19) of the 1940 Act.

"IRS" means the Internal Revenue Service.

"NAV" means net asset value per share.

"RIC" means a domestic corporation qualified as a "regulated investment company" (as defined in Subchapter M of Chapter 1 of the Subtitle A of the Code).

"SEC" means the U.S. Securities and Exchange Commission.

"Subadviser" means each of LakeWater Capital LLC and Mohican Financial Management, LLC, the Fund's subadvisers.

INVESTMENT POLICIES AND RISKS

The Fund is a diversified series of the Trust. This section supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of the investments and investment practices that the Fund may pursue (in addition to those described in the prospectus) and the associated risks. Please see the Prospectus for a discussion of the Fund's investment objective, principal investment strategies and principal risks.

A. Security Ratings Information

The Fund's investments in fixed-income, preferred stock and convertible securities are subject to the credit risk relating to the financial condition of the issuers of the securities. The Fund may invest in investment grade securities and non-investment grade securities. The lowest ratings that are investment grade for corporate bonds, including convertible securities, are "Baa" in the case of Moody's Investors Service, Inc. ("Moody's") and "BBB" in the cases of Standard & Poor's Financial Services, LLC, a division of the McGraw-Hill Companies, Inc. ("S&P") and Fitch, Inc. ("Fitch"); for preferred stock the lowest ratings are "Baa" in the case of Moody's and "BBB" in the cases of S&P and Fitch. Non-investment grade fixed-income securities (commonly known as "junk bonds") are inherently speculative and generally involve greater volatility of price than investment grade securities. The Fund may purchase unrated securities, if at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

Moody's, S&P, Fitch and other organizations, together known as Nationally Recognized Statistical Rating Organizations ("NRSROs"), provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities is included in Appendix A to this SAI. The Adviser or a Subadviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. An issuer's current financial condition may be better or worse than a rating indicates.

B. Equity Securities

Common and Preferred Stock. The Fund may invest in common and preferred stock, including adjustable-rate preferred stock. Common stock represents an ownership interest in a company and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's common stock price. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends or the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights. Preferred stock is subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

The Fund may purchase trust preferred securities, also known as "trust preferreds", which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. An issuer creates trust preferred securities by creating a trust and issuing debt to the trust. The trust in turn issues trust preferred securities. Trust preferred securities are hybrid securities with characteristics of both subordinated debt and preferred stock. Such characteristics include long maturities (typically 30 years or more), early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. In addition, trust preferred securities issued by bank holding company may allow deferral of interest payments for up to 5 years. Holders of trust preferred securities have limited voting rights to control the activities of the trust, and no voting rights with respect to the parent company.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. This may not be true currently or in the future. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities include fixed-income securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Investments in convertible securities generally entail less risk than an investment in the issuer's common stock because convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than the underlying common stock, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying common stock since they have fixed-income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Convertible securities are typically issued by smaller capitalization companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that non-convertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Convertible Arbitrage. Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock. The Fund may also seek to hedge interest rate exposure under some circumstances or use certain strategies to maintain a sector and market neutral portfolio. The average grade of bond in a portfolio is typically below investment grade with individual ratings ranging from AA to CCC. However, as the default risk of the company is hedged by shorting the underlying common stock, the risk is considerably better than the rating of the unhedged bond indicates. Convertible arbitrage is subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the Fund, or a decline in the market value of the securities.

Warrants and Rights. The Fund may invest in warrants and rights. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. A stock right is an option given to a shareholder to buy additional shares at a predetermined price during a specified time.

Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for the resale of the warrants and rights, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

Depositary Receipts. The Fund may invest in depositary receipts. A depositary receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security. Depositary receipts include sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets.

ADRs and EDRs may involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include less stringent investor protection and disclosure standards in some foreign markets and fluctuations in foreign currencies. The securities underlying ADRs are typically denominated (or quoted) in a currency other than U.S. dollars. As a result, changes in foreign currency exchange rates affect the value of the Fund's portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars; conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk means that a strong U.S. dollar may reduce returns for U.S. investors, while a weak U.S. dollar may increase those returns. In addition, the securities underlying ADRs may trade on foreign exchanges at times when the U.S. markets are not open for trading. As a result, the value of ADRs representing those underlying securities may change materially at times when U.S. markets are not open for trading.

In a sponsored depositary arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current, and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

Real Estate Investment Trusts and Royalty Trusts. The Fund may purchase interests in real estate investment trusts ("REITs") and royalty trusts. A REIT is a company that pools investor funds to invest primarily in income producing real estate or real estate related loans or interests. A royalty trust is an entity that typically owns oil or natural gas wells or the mineral rights of wells and of property, such as mines. REITs are not taxed on income distributed to their shareholders if, among other things, they distribute substantially all of their taxable income (other than net capital gains) for each taxable year.

Because REITs and royalty trusts have ongoing fees and expenses, which may include management, operating and administration expenses, REIT and royalty trust shareholders, including the Fund, will indirectly bear a proportionate share of those expenses in addition to the expenses of the Fund. However, such expenses are not considered to be Acquired Fund Fees and Expenses and, therefore, are not reflected as such in the Fund's fee table.

The Fund also may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code, as amended, including regulations thereunder and IRS interpretations or similar authority upon which the Fund may rely or its failure to maintain exemption from registration under the 1940 Act.

In addition, royalty trusts may be subject to certain risks associated with a decline in demand for crude oil, natural gas and refined petroleum products, which, in turn, could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Investments in LLCs and LPs. The Fund may invest in one or more limited liability companies ("LLCs") and limited partnerships ("LPs"). Certain LLCs and LPs in which the Fund invests may be operating companies or private funds. Private funds are investment vehicles that are not registered under the 1940 Act. Certain shares of the operating companies and private funds that are organized as LLCs and LPs may not be registered under the 1933 Act.

For a discussion of the tax risks related to investments in LLCs and LPs, see "TAXATION - Certain Tax Rules Applicable to Fund Transactions - Investments in LLCs, LPs and Grantor Trusts." The Fund will monitor such investments to assure its compliance with the tax requirements of regulated investment companies.

Initial Public Offerings. The Fund may purchase securities of companies in initial public offerings. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. Some companies whose shares are sold through initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

C. Fixed-Income Securities

General

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Department of the Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the U.S. (such as mortgage-backed securities and certificates of the Government National Mortgage Association ("GNMA") and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Department of the Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Department of the Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) ("FNMA") securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation ("FHLMC") securities).

U.S. Government Securities not backed by the full faith and credit of the U.S. must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

Corporate Debt Obligations. The Fund may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar debt obligations, which are instruments, used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.

Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. The Fund may also invest in corporate fixed-income securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Eurobonds).

Treasury Inflation Protected Securities. The Fund may invest in treasury inflation protected securities ("TIPS"). TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the bond's principal, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This adjustment can provide investors with a hedge against inflation, as it helps preserve the purchasing power of their investments. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. TIPS are subject to certain risks, including interest rate risk and deflation risk.

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as GNMA); issued and guaranteed by government-sponsored stockholder-owned corporations, though not backed by the full faith and credit of the U.S. (such as by FNMA or FHLMC), and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government agency mortgage-backed securities or some form of non-governmental credit enhancement.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority ("FHFA"). FNMA purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FNMA guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

FHLMC is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. FHLMC issues Participation Certificates ("PCs"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

The U.S. Department of the Treasury has historically had the authority to purchase obligations of FNMA and FHLMC. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Department of the Treasury with additional authority to lend FNMA and FHLMC emergency funds and to purchase the companies' stock, as described below.

In September 2008, the Treasury and FHFA announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage -backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities' capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC's bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). From the end of 2007 through the first quarter of 2015, FNMA and FHLMC required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they have paid significant sums in senior preferred dividends to the Treasury over the same period. FNMA did not require any draws from Treasury from the fourth quarter of 2011 through the first quarter of 2015. Similarly, FHLMC did not require any draws from Treasury from the first quarter of 2012 through the first quarter of 2015. However, FHFA has conducted stress tests mandated by the Dodd-Frank Act, which suggested that in a "severely adverse scenario" additional Treasury support (depending on the treatment of deferred tax assets) might be required to keep these entities solvent. No assurance can be given that the Federal Reserve or the Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

Privately Issued Mortgage-Backed Securities. The Fund may invest in privately issued mortgage-backed securities. Mortgage-backed securities offered by private issuers include pass-through securities consisting of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-backed securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately-issued mortgage-backed securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-backed securities is smaller and less liquid than the market for mortgage-backed securities issued by U.S. government issuers.

Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are multi-class mortgage-backed securities that are created by separating the securities into their principal-only and interest-only (i.e. "PO" and "IO") components and selling each piece separately. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.

Collateralized Obligations. The Fund may invest in collateralized mortgage obligations ("CMOs") that are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA ("Mortgage Assets"). CMOs are multiple-class debt obligations. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as "tranches") of CMOs have priority over other classes with respect to the receipt of mortgage prepayments. Each tranch is issued at a specific or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues in all tranches on a monthly, quarterly or semi-annual basis. Payments of principal and interest on Mortgage Assets are commonly applied to the tranches in the order of their respective maturities or final distribution dates, so that generally, no payment of principal will be made on any tranch until all other tranches with earlier stated maturity or distribution dates have been paid in full. The Fund may also invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances.

Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, and aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in the SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (1) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the Fund may invest in CDOs that are subordinate to other classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Asset-Backed Securities. The Fund may invest in asset-backed securities, including asset-backed commercial paper. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (for example, credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Repayments relating to the assets underlying the asset-backed securities depend largely on the cash flows generated by such assets. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and over collateralization. Asset-backed securities have structures and characteristics similar to those of mortgage-backed securities; accordingly they are subject to many of the same risks, though often, to a greater extent.

Junk Bonds. The Fund may invest in fixed-income securities rated below investment grade. These securities are commonly referred to as "high yield securities" and "junk bonds" and are inherently speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are subject to specific risks that may not be present with investments of higher grade securities significantly. In particular, these securities may provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These securities also have greater risk of default or price changes due to changes in an issuer's creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. The market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and may rely more heavily on the judgment of a Subadviser to do so.

Distressed Assets. The Fund may invest in "below investment grade" securities and obligations of U.S. and non U.S. issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolence problems, including companies involved in bankruptcy or other reorganization and liquidation proceedings including subprime loan collateral and mezzanine home equity loan structures. These securities are likely to be particularly risky investments, although they may also offer the potential for correspondingly high returns. Investment in the debt of financially distressed companies domiciled outside the U.S. may involve risks in addition to those of foreign investing discussed elsewhere in this SAI. To the extent the Fund invests significantly in securities involving subprime residential mortgage loans (i.e., loans to borrowers with lower credit scores), it may be subject to certain risks associated with defaults on such loans and any impact to servicers of such loans. Recently, a number of originators and servicers of subprime residential mortgage loans (RMBS), have experienced serious financial difficulties and, in some cases, have entered bankruptcy proceedings. The inability of the originator to repurchase such mortgage loans in the event of early payment defaults and other loan representation breaches may also affect the performance of residential mortgage-backed securities backed by those subprime mortgage loans and subprime RMBS. In addition, interest rate spreads for subprime RMBS have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. If interest rate spreads for RMBS Securities continue to be volatile, and to the extent the Fund invests in RMBS securities, the assets of the Fund may be negatively affected by such volatility and the Fund may experience difficulty in the management and reinvestment of its investments. Any additional deterioration in the market performance of both RMBS Securities backed by subprime residential mortgage portfolios and CDO securities with significant exposure to such RMBS Securities, would likely increase the chances that the Fund may incur losses on such investments.

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet certain quality criteria.

Municipal Securities. The Fund may invest in municipal securities. Municipal securities are issued by the states, territories and possessions of the U.S., their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the U.S. or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer's general taxing power. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

Variable and Floating Rate Securities. The Fund may invest in variable and floating rate securities, including perpetual floaters. Fixed-income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. A perpetual floater is a floating rate security with no stated maturity date. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities and any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. The Fund intends to purchase these securities only when Absolute or a Subadviser believes the interest income from the instrument justifies any principal risks associated with the instrument. Absolute or a Subadviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that Absolute or a Subadviser will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

The Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. Absolute or a Subadviser monitors the liquidity of the Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Structured Notes. The Fund may invest in structured notes. Structured notes include, but are not limited to, reverse convertible notes, interest rate-linked notes, credit-linked notes, commodity-linked notes and dual currency notes. Structured notes are debt obligations where the interest rate and/or principal amount payable upon maturity or redemption of the note is determined by the performance of an underlying reference instrument, such as an asset, market or interest rate. Structured notes may be positively or negatively indexed; that is, an increase in the value of the reference instrument may produce an increase or decrease in the interest rate or principal. Further, the rate of return on a structured note may be determined by the application of a multiplier to the percentage change (positive or negative) in value of the reference instrument. Structured notes may be issued by governmental agencies, broker-dealers or investment banks at various levels of coupon payments and maturities, and may also be privately negotiated to meet an individual investor's requirements. Many types of structured notes may also be "replicated" through a combination of holdings in equity and fixed-income securities and derivative instruments such as call or put options.

Zero-Coupon Securities. The Fund may invest in zero-coupon securities. Zero-coupon securities are debt obligations that are issued or sold at a significant discount from their face value ("original issue discount") and do not pay current interest to holders prior to maturity, a specified redemption date or cash payment date. The discount approximates the total interest the securities will accrue and compound over the period to maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance. The original issue discount on zero-coupon securities must be included ratably in the income of the Fund as the income accrues, even though payment has not been received. The Fund distributes all of its net investment income and may have to sell portfolio securities to distribute accrued income, which may occur at a time when a Subadviser would not have chosen to sell such securities and which may result in a taxable gain or loss. Because interest on zero-coupon securities is not paid on a current basis but is in effect deferred and compounded, the value of these securities is subject to greater fluctuations in response to changing interest rates, and may involve greater credit risks, than the value of debt obligations that distribute income regularly.

Zero-coupon securities may be securities that have been stripped of their unmatured interest stream. Zero-coupon securities may be custodial receipts or certificates, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain U.S. Government Securities. The underwriters of these certificates or receipts generally purchase a U.S. Government Security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the purchased unmatured coupon payments and the final principal payment of the U.S. Government Security. These certificates or receipts have the same general attributes as zero-coupon stripped U.S. Department of the Treasury securities but are not supported by the issuer of the U.S. Government Security. The risks associated with stripped securities are similar to those of other zero-coupon securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.

Bank Loans. The Fund may invest in bank loans. By purchasing a loan, the Fund acquires some or all of the interest of a bank or other lender in a loan to a particular borrower. The Fund may purchase participations in loans and may purchase assignments of such loans. Investments in loan participations are considered to be debt obligations for purposes of any investment restriction relating to the lending by the Fund and, as indebtedness, bank loans are subject to credit risk, liquidity risk and interest rate risk, each of which is discussed in more detail in this SAI.

As the purchaser of a bank loan, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price could be adversely affected. In addition, the Fund may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to that of the borrower.

Bank loans may be secured or unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated.

A loan is often administered by an "agent bank," which may be a financial intermediary of any sort, acting as agent for all participation holders. The agent bank is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, the Fund may have to rely on the agent bank to apply appropriate credit remedies against the lender and borrower.

An agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed, and assets held by the agent bank under the loan agreement should remain available to holders of the bank loan. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur costs and delays in realizing payment on the investment and could suffer a loss of principal and/or interest.

The Fund may invest in loan participations that are rated by a nationally recognized rating service or unrated. The Fund does not expect all of the participations in which it invests to be rated. Even with respect to loans that are rated, Absolute and the Subadviser will perform a credit analysis of the borrower in order to make an investment decision. The Fund may invest in loan participations of any credit quality. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested. When the Fund acquires loans through assignments, it may not be able to unilaterally enforce all rights or remedies under the loan with respect to associated collateral.

While some bank loans are traded and may be deemed to be liquid, others, such as loan assignments, loan participations, delayed funding loans, revolving credit facilities, bridge loans and similar types of indebtedness may not be readily marketable and may be subject to restrictions on resale. Consequently, it may be difficult or impossible to dispose of readily at what a Subadviser believes to be a fair price. Further, its valuation involves a degree of judgment and could result in significant variations in the Fund's daily share price.

The Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund's limitation on illiquid investments. (See the discussion entitled "Illiquid and Restricted Securities.") The liquidity of each loan investment will be reviewed according to the requirements of the Trust's liquidity policy.

Further, the Fund limits the amount of it total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Limitations"). For purposes of these limits, the Fund will generally treat the borrower as the "issuer" of indebtedness held by the Fund. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Investments in loans through a direct assignment of a participation may involve additional risks. For example, if the loan is foreclosed, the Fund could become part owner of any collateral securing it and would bear the costs and liabilities associated with owning and disposing of it. In addition, under emerging legal theories of lender liability, the Fund could be held liable as co-lender.

Certain bank loans may include equity features, such as warrants and conversion rights. These investments involve the additional risks of an equity investment, including potential volatility, valuation difficulties, illiquidity and significant loss, particularly if the equity features expires worthless or is not exercised.

Financial Institution Obligations. The Fund may invest in financial institution obligations. Obligations of financial institutions include certificates of deposit, bankers' acceptances, time deposits and other short-term debt obligations. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties which could reduce the Fund's performance. Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on the Fund's right to transfer a beneficial interest in the deposits to third parties.

The Fund may invest in Eurodollar certificates of deposit, which are issued by offices of foreign and domestic banks located outside the U.S.; Yankee certificates of deposit, which are issued by a U.S. branch of a foreign bank and held in the U.S.; Eurodollar time deposits, which are deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are issued by Canadian offices of major Canadian banks. Each of these instruments is U.S. dollar denominated.

Risks

General. The market value of the interest-bearing debt securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed-income securities, including U.S. Government Securities, can change in value when there is a change in interest rates.

Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's fixed-income securities. As a result, an investment in the Fund is subject to risk even if all fixed-income securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain fixed-income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

Yields on debt securities are dependent on a variety of factors, including the general conditions of the fixed-income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Under normal conditions, fixed-income securities with longer maturities tend to offer higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its fixed-income securities. Bankruptcy, litigation or other conditions may impair an issuer's ability to pay, when due, the principal of and interest on its fixed-income securities.

Interest Rates. The market value of the interest-bearing fixed-income securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed-income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's fixed-income securities. As a result, an investment in the Fund is subject to risk even if all fixed-income securities in the Fund's investment portfolio are paid in full at maturity. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar durations. In addition, certain fixed-income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity. The risks associated with rising interest rates may be more pronounced due to the current period of historically low rates.

Credit. The Fund's investment in fixed-income securities is subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. The Fund may invest in high yield securities that provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These securities also have greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and may rely more heavily on the judgment of a Subadviser to do so.

Moody's, S&P and other organizations are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities is included in Appendix A to this SAI. Absolute or a Subadviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, Absolute or a Subadviser will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. An issuer's current financial condition may be better or worse than a rating indicates.

Mortgage-Backed Securities. The value of mortgage-backed securities may be significantly affected by changes in interest rates, the markets' perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize mortgage-backed securities depends in part upon the ability of Absolute to forecast interest rates and other economic factors correctly. Some mortgage-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-backed securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-backed securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-backed security will influence the yield of that security, affecting the Fund's yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent it retains the same percentage of fixed-income securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund's yield will correspondingly decline. Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-backed securities, reducing their sensitivity to changes in market interest rates. To the extent that the Fund purchases mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to an unamortized premium.

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-backed securities may contain elements of credit enhancement, consisting of either (1) liquidity protection or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. The Fund will not pay any additional fees for credit enhancements for mortgage-backed securities, although the credit enhancement may increase the costs of the mortgage-backed securities.

Asset-Backed Securities. Like mortgages-backed securities, the collateral underlying asset-backed securities are subject to prepayment, which may reduce the overall return to holders of asset-backed securities. Asset-backed securities present certain additional and unique risks. Primarily, these securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. Credit card receivables are in general unsecured. Debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Generally, automobile receivables are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

D. Foreign Securities

The Fund may invest in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund's assets.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Some foreign brokerage commissions and custody fees are higher than those in the U.S.. Foreign accounting, auditing and financial reporting standards differ from those in the U.S. and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the U.S., many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

Emerging Markets. If the Fund invests in emerging markets, markets that can have more risk than investing in developed foreign markets, an investment in the Fund may have the following additional risks:

•Information about the companies in these countries is not always readily available;

•Stocks of companies traded in these countries may be less liquid and the prices of these stocks may be more volatile than the prices of the stocks in more established markets;

•Greater political and economic uncertainties exist in emerging markets than in developed foreign markets;

•The securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries;

•Very high inflation rates may exist in emerging markets and could negatively impact a country's economy and securities markets;

•Emerging markets may impose restrictions on the Fund's ability to repatriate investment income or capital and thus, may adversely effect the operations of the Fund;

•Certain emerging markets impose constraints on currency exchange and some currencies in emerging may have been devalued significantly against the U.S. dollar;

•Governments of some emerging markets exercise substantial influence over the private sector and may own or control many companies. As such, governmental actions could have a significant effect on economic conditions in emerging markets, which, in turn, could effect the value of the Fund's investments; and

•Emerging markets may be subject to less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies.

For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on your investment in the Fund. As a result, an investment in the Fund may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Sovereign and Non-U.S. Dollar Denominated Debt Securities. The Fund may invest in foreign government securities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Certain foreign securities may be non-U.S. dollar-denominated securities, including debt obligations denominated in foreign or composite securities. Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Union, and the Inter-American Development Bank.

Different kinds of foreign government securities have different kinds of government support. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of the Fund to enforce its rights against the foreign government. As with issuers of other fixed-income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments. Securities based on the same currency may be affected similarly by political, economic and business developments, changes and conditions relevant in the markets.

For purposes of the Fund's concentration policies, the Fund treats each foreign government or sovereign as its own industry. Holders of U.S. Government and foreign securities not backed by the full faith and credit of the U.S. or foreign government must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. or foreign government in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government or foreign government would provide support if it were not obligated to do so by law. Neither the U.S. Government, foreign government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

The Fund may also invest in debt obligations issued by entities that the Adviser considers to be comparable to entities in the categories enumerated above or foreign corporations.

E. Foreign Currencies Transactions

1. General

The Fund may invest in foreign currencies and investments in foreign companies will usually involve currencies of foreign countries. The Fund may also temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs. The Fund may conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. Such forward contracts involve an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

Forward contracts are considered "derivatives" — financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Fund may enter into forward contracts in order to "lock in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. The Fund may enter into forward contracts for speculative purposes.

At or before settlement of a forward currency contract, the Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract. If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase currency by selling an offsetting contract, in which case, it will realize a gain or a loss.

2. Risks

Foreign currency transactions involve certain costs and risks. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the price of the Fund's shares. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any investments denominated in the currency. The Fund incurs foreign exchange expenses in converting assets from one currency to another.

To manage currency risk, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Forward contracts involve a risk of loss if Absolute or a Subadviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to the Fund.

F. Derivatives

Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying securities, instrument, currency or index may result in a substantial gain or loss for a Fund.

Historically, an adviser of a fund trading commodity interests (such as futures contracts, options on futures contracts, nondeliverable forwards, swaps and cash-settled foreign currency contracts) has been excluded from regulation as a commodity pool operator ("CPO") pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion.

Under the amended Regulation 4.5 exclusion, a fund's commodity interests - other than those used for bona fide hedging purposes (as defined by the CFTC) - must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase) does not exceed 5% of the liquidation value of the fund's portfolio, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the liquidation value of the fund's portfolio (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, a fund must satisfy a marketing test, which requires, among other things, that the fund not hold itself out as a vehicle for trading commodity interests.

The Adviser intends to comply with one of the two alternative limitations described above with respect to the Fund and claim an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") with respect to the Fund. The Fund therefore will not be subject to registration or regulation as a CPO under the CEA. Complying with the limitations may restrict the Adviser's ability to use derivatives as part of the Fund's investment strategies. Although the Adviser expects to be able to execute the Fund's strategies within the limitations, performance could be adversely affected.

Transactions in futures and options by the Fund are subject to limitations established by futures and option exchanges governing the maximum number of futures and options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures or options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of futures or options which the Fund may write or hold may be affected by futures or options written or held by other entities, including other investment companies advised by the Adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

The Fund may purchase or write put and call options, futures and options on futures to: (1) enhance the Fund's performance, including by obtaining leverage; or (2) to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase or in order to offset the effects of general stock market movements.

Specifically, the Fund may purchase or write options on securities in which it may invest, on market indices based in whole or in part on such securities or on commodities. Options purchased or written by the Fund are generally traded on an exchange or over-the-counter. The Fund may invest in futures contracts on securities in which it may invest, market indices based in whole or in part on securities in which the Fund may invest and on commodities. The Fund may also purchase or write put and call options on these futures contracts. Options and futures contracts are considered to be derivatives. No assurance can be given that any hedging or income strategy will achieve its intended result.

If the Fund will be financially exposed to another party due to its investments in options or futures, the Fund may, if required, maintain either: (1) offsetting ("covered") positions; or (2) cash, receivables and liquid debt or equity securities equal to the value of the positions less any proceeds and/or margin on deposit. Offsetting covered positions may include holding the underlying securities or holding other offsetting liquid securities believed likely to substantially replicate the movement of the future or option investment. Offsetting covered positions also may include an offsetting option or futures contract.

The Fund will comply with SEC guidelines with respect to coverage of certain strategies and, if the guidelines require, it will set aside on its books and records cash, liquid securities and other permissible assets ("Segregated Assets") in a segregated account in the prescribed amount. The value of the segregated assets, which is marked to market daily, will be at least equal to the Fund's commitment under these transactions less any proceeds or margin on deposit. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options on Securities. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

Options on Indices. An index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index cash options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash equal to the difference between the exercise price and the closing price of the index.

Options on Foreign Currency. Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Options on Futures. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Futures Contracts. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash or underlying securities or commodities, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. Generally, these futures contracts are closed out prior to the expiration date of the contracts. A public market exists in futures contracts covering certain indexes, financial instruments and foreign currencies.

Risks of Options Transactions

There are certain investment risks associated with options transactions. These risks include: (1) dependence on Absolute's or a Subadviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund's ability to limit exposures by closing its positions.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations.

Risks of Futures Contracts and Options on Futures

The risk of loss in trading futures contracts and in writing options on futures contracts can be substantial, due to the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. Futures prices are affected by and may respond rapidly to a variety of factors including (but not limited to) market reports, news reports, interest rates, national and international political and economic events, weather and domestic or foreign trades, monetary or fiscal policies and programs. Such rapid response might include an opening price on an affected futures contract sharply higher or lower than the previous day's close. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so thus causing the Fund to incur a loss. In addition, on the settlement date, the Fund may be required to make delivery of the instruments underlying the futures positions it holds.

The Fund could suffer losses if it is unable to close out a futures contract or options on futures contract because of an illiquid secondary market. Futures contracts and options on futures contracts may be closed out only on an exchange, which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

The Fund bears the risk that Absolute or the Subadvisers will incorrectly predict future market trends. If Absolute or the Subadvisers attempt to use a futures contract or an option on a futures contract as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

The Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. The Fund's activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund's yield.

Swaps. The Fund may engage in swaps, including, but not limited to, interest rate, currency and equity swaps, and the purchase or sale of related caps, floors, collars and other derivative instruments. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If Absolute or a Subadviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Under IRS rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract using the appropriate methodology prescribed by the IRS.

Equity swaps or other swaps relating to securities or other instruments are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate. The Fund will only enter into an equity swap contract on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

A Subadviser may determine to enter into swap contracts exclusively through one counterparty. In such an arrangement, the Fund's chosen counterparty may provide the Fund with favorable margin and collateral arrangements, but the Fund will be exposed to more risk with respect to that counterparty, including the risk that the counterparty may default.

If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to the swap contract or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. Absolute or a Subadviser will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of segregated assets having an aggregate market value at least equal to the accrued excess will be segregated in accordance with SEC positions. The Fund is also required to segregate liquid assets equivalent to the Fund's outstanding obligations under the contract in accordance with the requirements of the 1940 Act. To the extent that the Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Fund has valued the swap, the Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund's net assets.

Credit Default Swaps. The Fund may invest in credit default swaps ("CDS"). A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer (including sovereign debt obligations) if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). CDS include, but are not limited to, credit default swaps, which are contracts on individual securities, and CDX, which are contracts on baskets or indices of securities. Credit default swaps may require initial premium (discount) payments and periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

If the Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund is required to segregate liquid assets equal to the full notional value of any deliverable CDS contract it writes.

If the Fund is the buyer of a CDS contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund. The Fund is required to segregate liquid assets equal to the full notional value of any deliverable CDS contract it writes.

The use of CDSs, like all swap agreements, is subject to certain risks. If a counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total Return Swaps. The Fund may invest in total return swaps. Total return swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

G. Leverage Transactions

1. General

The Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments. Leverage transactions include borrowing for other than temporary or emergency purposes, purchasing securities on margin (borrowing money from a bank to purchase securities), selling securities short (selling securities that are not owned), lending portfolio securities, entering into repurchase agreements, dollar rolls and purchasing securities on a when-issued, delayed delivery or forward commitment basis. The Fund uses these investment techniques only when Absolute or Subadviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors with a potentially higher return.

Borrowing. The Fund may borrow money from a bank in amounts up to 33⅓% of total assets at the time of borrowing to, among other things, finance the purchase of securities for its portfolio. If required by the 1940 Act and applicable rules, regulations and interpretations thereunder, within three days the Fund will reduce borrowings within three days (excluding Sundays and holidays) to the extent that they exceed 33⅓% of total assets. Entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed delivery or forward delivery basis are not subject to this limitation.

A reverse repurchase agreement is a transaction in which the Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the securities from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold securities. An investment of the Fund's assets in reverse repurchase agreements will increase the volatility of the Fund's NAV. A counterparty to a reverse repurchase agreement must be a primary dealer that reports to the Federal Reserve Bank of New York or one of the largest 100 commercial banks in the U.S. The Fund may pledge assets to secure borrowing to the extent permitted by the 1940 Act.

Short Sales. To sell short, the Fund will borrow the security from a broker, sell it and maintain the proceeds of the transaction in its brokerage account. The broker will charge the Fund interest during the period it borrows the security.

The Fund may close the short sale by purchasing the security in the open market at the market price. If the proceeds received from the short sale (less the interest charges) exceed the amount paid for the security, the Fund will incur a gain on the transaction. If the proceeds received from the short sale (less the interest charges) are less than the amount paid for the security, the Fund will incur a loss on the transaction. Employing a long/short strategy is speculative and involves a high degree of risk, particularly when used for non-hedging purposes.

Securities Lending and Repurchase Agreements. The Fund may lend portfolio securities in an amount up to 33 1/3% of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, the Fund generally receives cash collateral that it may invest for its own account. It also receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan. The Fund normally also pays loan fees (rebates) to the borrower and may also share any net income with the lending agent that arranges the loans on its behalf. The terms of the Fund's loans permit the Fund to reacquire loaned securities on notice equal to the standard settlement period for the loaned securities. This enables the Fund to call back loaned securities in order to vote them when the Fund concludes that that is appropriate. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans.

The Fund may enter without limit into repurchase agreements. These are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on demand or on an agreed upon future date—normally, one to seven days later. If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

Securities loans and repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund's loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements only with respect to 33⅓% of its assets. Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously agrees to repurchase that security at an agreed upon price on an agreed upon future date, normally one to seven days later.

When-Issued Securities and Forward Commitments. The Fund may purchase securities offered on a "when-issued" and "forward commitment" basis (including a delayed delivery basis). Securities purchased on a "when-issued" or "forward commitment basis" are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a "delayed delivery" basis when the transaction is structured to occur some time in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated.

During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV.

Standby Commitments. The Fund may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a "standby commitment" or liquidity put, depending on its characteristics. There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of the security and may not benefit from an appreciation in the value of the security during the commitment period.

If the exercise price of a standby commitment held by the Fund should exceed the current value of the underlying securities, the Fund may refrain from exercising the standby commitment in order to avoid causing the issuer of the standby commitment to sustain a loss and thereby jeopardizing the Fund's business relationship with the issuer. The Fund will enter into standby commitments only with banks and securities dealers that, in the opinion of Absolute or a Subadviser, present minimal credit risks. However, if a securities dealer or bank is unable to meet its obligation to repurchase the security when the Fund exercises a standby commitment, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

Dollar Roll Transactions. Dollar roll transactions are transactions in which the Fund sells securities to a bank or securities dealer, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. During the period between the commitment and settlement, no payment is made for the securities purchased and no interest or principal payments on the securities accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, and by the interest earned on the cash proceeds of the initial sale. The Fund will engage in dollar roll transactions for the purpose of acquiring securities for their investment portfolios.

Senior Securities. Subject to Section 18(f)(1) of the 1940 Act and any rules, regulations and SEC interpretations, and any exemptive orders or interpretive release promulgated thereunder, the Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings, within three days (excluding Sundays and holidays), to an extent that the asset coverage shall be at least 300%.

2. Risks

Leverage creates the risk of magnified capital losses. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of the Fund's securities which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense incurred as a result of leveraging on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Segregated Assets. The Fund will comply with SEC guidelines with respect to coverage of certain strategies, including short sales, futures, swaps and forward contracts, and if the guidelines require, it will cover or set aside either on its books and records, or in a segregated account with the Fund's custodian, cash, liquid securities and other permissible assets ("Segregated Assets") in the prescribed amount. The value of the Segregated Assets, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions less any proceeds or margin on deposit.

H. Illiquid and Restricted Securities

1. General

The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").

Rule 144A Securities Risk. Rule 144A Securities, which are restricted securities, may be less liquid investments than registered securities because such securities may not be readily marketable in broad public markets. A Rule 144A restricted security carries the risk that the Fund may not be able to sell the security when the portfolio manager considers it desirable to do so or that the Fund may have to sell the security at a lower price than that which would be available if the security were more liquid. In addition, transaction costs may be higher for Rule 144A securities than for more liquid securities. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security which when purchased was liquid in the institutional markets may subsequently become illiquid.

2. Risks

Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Subadviser to be liquid, can become illiquid.

3. Determination of Liquidity

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Subadvisers, pursuant to guidelines approved by the Board. Each Subadviser determines and monitors the liquidity of Fund assets under its management and reports periodically on its decisions to the Board. A Subadviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, a Subadviser may determine that the securities are not illiquid.

I. Investment Company Securities and Exchange Traded Products

General. The Fund may invest in shares of open-end and closed-end investment companies, including those managed by Absolute or one or more Subadvisers or their affiliates and including money market mutual funds (pending investment of cash balances). Absolute and the Subadvisers may be subject to conflicts of interest in allocating Fund assets to other funds to the extent they paid a fee to such a Fund. The Fund will limit its investment in the securities of other investment companies as required by the 1940 Act and the regulations and any exemptive relief thereunder. With certain exceptions, including those provided by rules and regulations under the 1940 Act, such provisions generally permit the Fund to invest up to 3% of the shares of another investment company.

The Fund intends to invest in assets in accordance with Sections 12(d)(1)(A) of the 1940 Act. The Fund's investment in other investment companies may include money market mutual funds, which are not subject to the percentage limitations set forth above.

The Fund may invest in Exchange Traded Funds ("ETFs") (which may, in turn, invest in equities, bonds, and other financial vehicles). ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF typically holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs®, streetTRACKS®, DIAMONDS, NASDAQ 100 Index Tracking Stock ("QQQs"), iShares® and VIPERs®. The Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market.

The Fund may invest in Exchange Traded Notes ("ETNs"), which are similar to ETFs in that they may be designed to provide returns that track an index; ETNs are different from ETFs, however, in one important respect. They are not secured by an underlying pool of assets, but rather are notes (or debt securities) secured only by the ability of the issuer to pay.

The Fund may invest also in other Exchange Traded Products ("ETPs") that, like an ETF, invest in a pool of assets and are traded on an exchange. ETPs, however, are generally organized as commodity pools registered under the Commodity Exchange Act or as grantor trusts and are not registered as investment companies under the 1940 Act. This is due to the fact that they invest in, for example, commodities or currencies rather than securities. There are certain risks associated with the Fund's investments in such ETPs, which are detailed below in "Taxation - Certain Tax Rules Applicable to the Fund's Transactions - Investments in LLCs, LPs and Grantor Trusts."

Risks. ETFs, ETPs, and investment companies have ongoing fees and expenses, which may include management, operating and administration expenses. The Fund, as a shareholder of an ETF, ETP, or another investment company, will bear its pro-rata portion of the other investment company's fees and expenses, in addition to its own fees and expenses. The expenses of ETPs may not be considered to be Acquired Fund Fees and Expenses and, therefore, are not reflected in the Fund's fee table. In addition, it will be exposed to the investment risks associated with the other investment company, which generally reflect the risks of the underlying securities. To the extent that the Fund invests in investment companies that invest primarily in the common stock of companies located outside the U.S., see the risks related to foreign securities set forth in the section entitled "Investment Policies and Risks - Foreign Securities" above.

As a shareholder, the Fund must rely on the investment company to achieve its investment objective. If the investment company or another investment company fails to achieve its investment objective, the value of the Fund's investment may decline, adversely affecting the Fund's performance.

Because ETFs are generally investments companies, owning an ETF generally entails the same risks of owning investment company securities. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund and lack of liquidity in an ETF could result in its market price being more volatile than the underlying portfolio of securities. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium to the ETF's NAV. Finally, because the value of ETF shares depends on the demand in the market, the Adviser and/or Subadviser may not be able to liquidate the Fund's holdings at the most optimal time, adversely affecting the Fund's performance. Further, as debt securities of an issuer, ETN shares are subject to the same risks described for "Corporate Debt Obligations" above.

J. Cash Instruments

Temporary Defensive Position. The Fund may invest in high quality money market instruments, pending investment of cash balances. The Fund may also assume a temporary defensive position and may invest without limit in high quality money market instruments. High quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by Absolute or a Subadviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers' acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

Cash Management. The Fund may temporarily invest a portion of its assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the Fund's investments. These cash items may consist of money market instruments (such as securities issued by the U.S. Government and its agencies, bankers' acceptances, commercial paper and certificates of deposit) or other cash instruments of any quality.

K. Master-Feeder

The Fund may seek to achieve its investment objective by converting to a master-feeder structure. A fund operating under a master-feeder structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a master-feeder structure if it would materially increase costs to Fund shareholders. The Board will not convert the Fund to a master-feeder structure without notice to the shareholders.

L. Market Turbulence

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Turbulence in the financial sector may result in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets have experienced significant volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain whether or for how long these conditions could occur.

Reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible market turbulence may have an adverse effect on the Fund.

M. Multi-Manager Strategy Risk

Fund performance is dependent upon the success of the adviser and subadvisers in implementing the Fund's investment strategies in pursuit of its goal. The Fund's performance will depend on the success of Absolute's methodology in allocating the Fund's assets to underlying subadvisers and its selection and oversight of subadvisers. To the extent the underlying subadvisers' investment styles are not complimentary to each other, the Fund's performance could be negatively affected. In addition, underlying subadvisers could enter into conflicting transactions (e.g. one subadviser purchasing a security at the same time another subadviser sells the same security or the Fund taking a long position in a security it has also sold short), which depending on the performance of such securities and the economic environment, could be beneficial or detrimental to the Fund's performance. Multi-manager strategies can increase the Fund's portfolio turnover rate, which could result in higher levels of realized capital gains or losses, higher brokerage commissions and other transaction costs. Some underlying subadvisers have limited experience managing mutual funds, which, unlike other funds these subadvisers manage, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations.

N. Cybersecurity Risk

The Fund, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or its third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. While the Fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a Fund or its shareholders. Similar types of cyber security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund's investment in such companies to lose value.

O. Commodities Risk

Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodities-related instruments are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable economic, political and environmental events. Factors that may significantly affect the prices of commodities include, but are not limited to: global supply and demand; domestic and international interest rates and investors' expectations of interest rates; inflation rates and investors' expectations of inflation rates; the investment and trading activities of commodity futures contracts; political, economic, or financial events, both globally and regionally.

INVESTMENT LIMITATIONS

The Trust, on behalf of the Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. "A majority of the outstanding voting securities of the Fund," as defined by the 1940 Act, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Fund's investment objective is a non-fundamental policy. Non-fundamental policies may be changed by the Board without shareholder approval.

For purposes of the Fund's investment limitations, all percentage limitations apply immediately after an investment. Except with respect to the fundamental policy relating to borrowing money, set forth in (1) below, if a percentage limitation is adhered to at the time of an investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time the Fund's borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the limitation. If illiquid securities exceed 15% of the Fund's net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities.

Fundamental Limitations. The Fund has adopted the following fundamental investment limitations.

The Fund may not:

1. Borrowing Money

Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33⅓% of the Fund's total assets.

2. Concentration

Purchase a security if, as a result, 25% or more of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on investments in U.S. Government Securities and repurchase agreements covering U.S. Government Securities.

3. Underwriting Activities

Underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

4. Making Loans

Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

5. Purchases and Sales of Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

6. Purchases and Sales of Commodities

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7. Issuance of Senior Securities

Issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive or interpretive relief.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund's total assets, at the time of borrowing, from banks for any purpose (the Fund's total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund's total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%). Asset coverage means the ratio that the value of the Fund's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to making loans set forth in (4) above, the 1940 Act does not prohibit the Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations.

With respect to the fundamental policy related to investing in real estate set forth in (5) above, the Fund may, to the extent permitted by applicable law, invest in securities or other instruments directly or indirectly secured by real estate and invest in securities or other instruments issued by issuers that invest in real estate.

With respect to the fundamental policy relating to issuing senior securities set forth in (7) above, "senior securities" are defined as Fund obligations that have a priority over the Fund's shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the fund is permitted to borrow from a bank if consistent with the fundamental policy set forth in (1) above. The policy in (7) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forwards or futures contracts or other derivatives, or the posting of initial or variation margin. The Fund will segregate liquid assets with respect to certain leveraged positions in accordance with requirements for senior securities under Section 18 of the 1940 Act and applicable SEC staff interpretations.

The Fund is "diversified" as defined in the 1940 Act. This means that at least 75% of the value of the Fund's total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

Non-Fundamental Limitations. The Fund has adopted the following non-fundamental investment limitations, which may be changed by the Board without shareholder approval.

The Fund may not:

1. Investments in Other Open-End Investment Companies or Registered Unit Investment Trusts

Acquire any securities of registered open-end investment companies or registered unit investment trusts in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act.

BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS

A. Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund's investment activities, in accordance with federal law, Delaware law and the stated policies of the Fund. The Board oversees the Trust's officers and service providers, including the Adviser, who is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers and the Trust's Chief Compliance Officer ("CCO"). The Board also is assisted by the Trust's independent auditor (which reports directly to the Trust's Audit Committee), independent counsel and other experts as appropriate, all of which are selected by the Board.

The Forum family of funds ("Fund Complex") includes the Trust, Forum Funds II and Forum ETF Trust and is overseen by different Boards of Trustees. The Trust's Board oversees its 27 separate series, and another Board oversees Forum Funds II and Forum ETF Trust and each of their separate series. The use of separate boards, each with its own committee structure, allows the trustees of each trust in the Fund Complex to focus on the unique issues of the funds they oversee, including common research, investment and operational issues. On occasion, the separate boards may establish joint committees to address issues with consequences for the entire Fund Complex.

Board Structure and Related Matters. Independent Trustees constitute at least two-thirds of the Board members. J. Michael Parish, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair's responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other trustees, the Trust's officers, other management personnel and counsel to the Fund. The Independent Chair also performs such other duties as the Board may from time to time determine.

The trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of funds overseen by the Board, the arrangements for the conduct of the Fund's operations, the number of trustees and the Board's responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the trustees are able to oversee effectively the number of funds in the complex.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each trustee serves until his death, resignation or removal and replacement. The address for all trustees is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101. John Y. Keffer is considered an interested trustee due to his affiliation with Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic" or the "Administrator").

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003; formerly, Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995-2002.	27	None
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	27	None
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium- sized businesses in New England) since 1991.	27	None
David Tucker Born: 1958	Trustee; Vice Chairman	Since 2011 (Vice Chairman since 2015)	Director, Blue Sky Experience, since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	38	Trustee, Forum Funds II and Forum ETF Trust
Interested Trustee
John Y. Keffer[1] Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non- depository trust company chartered in the State of Maine) since 1997.	38	Director, Wintergreen Fund, Inc.; Trustee, Forum Funds II, Forum ETF Trust and ALTMFX Trust

1Atlantic and Forum Investment Advisors, LLC are subsidiaries of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

In addition to the information set forth in the table above, each trustee possesses other relevant qualifications, experience, attributes or skills. The following provides additional information about these qualifications and experience.

J. Michael Parish: Mr. Parish has experience as a business attorney and long-time member of a law firm; service on the board of the foundation Hackensack Riverkeeper, Inc.; and multiple years of service as a trustee and as Independent Chair. Mr. Parish also served as a trustee of Monarch Funds, a Massachusetts business trust and open-end management investment company, from 2003 to 2009.

Costas Azariadis: Mr. Azariadis has extensive experience with finance and economics, having served as a professor of economics at various top universities and a member of the various committees of the governing body of universities; and multiple years of service as a trustee. Mr. Azariadis also served as a trustee of Monarch Funds from 2003 to 2009.

James C. Cheng: Mr. Cheng has organizational experience as chairman and chief executive officer of a private marketing company; experience as co-founder of an information technology firm; experience as a consultant; and multiple years of service as a trustee. Mr. Cheng also served as a trustee of Monarch Funds from 2003 to 2009.

David Tucker: Mr. Tucker has extensive experience in the investment management industry, including experience in senior management, legal and compliance roles at two large mutual fund complexes; service on various committees of the Investment Company Institute ("ICI"); and director of ICI Mutual (a mutual insurance company sponsored by the investment company industry), including service as chairman of the underwriting, risk and fraud committees of ICI Mutual's board of directors. Mr. Tucker actively serves two charitable organizations in the metropolitan Kansas City area.

John Y. Keffer: Mr. Keffer has extensive experience in the investment management industry, including organizational experience as chairman and chief executive officer of a fund service provider; and multiple years of service as a trustee. Mr. Keffer also served as a trustee of Monarch Funds from 2003 to 2009 and continues to serve as an interested trustee of Forum Funds II, Forum ETF Trust and ALTMFX Trust and an independent director of Wintergreen Fund, Inc., another open-end management investment company.

Risk Oversight. Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. The Adviser, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board's oversight of risk management for the Trust and the Fund.

In general, the Fund's risks include, among others, investment risk, valuation risk, compliance risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, the Adviser, and any Subadvisers and other service providers have themselves adopted a variety of policies, procedures and controls designed to address particular risks. Different processes, procedures and controls are employed with respect to different types of risks. Further, the Adviser and Subadvisers oversee and regularly monitor the investments, operations and compliance of the Fund's investments.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, senior officers of the Adviser and the CCO regularly report to the Board on a range of matters, including those relating to risk management. In this regard, the Board periodically receives reports regarding other service providers to the Trust, either directly or through the CCO. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Fund's compliance program. Further, at least annually, the Board receives a report from the CCO regarding the effectiveness of the Fund's compliance program.

The Board receives regular reports from a "Valuation Committee," composed of the Principal Executive Officer, the Principal Financial Officer, the CCO, a senior fund accounting member, a senior representative from the Administrator's regulatory administration group and a representative of the adviser whose fund(s) present valuation matters. The Valuation Committee operates pursuant to the Trust's Valuation and Error Correction Policy (the "Valuation Policy"), as approved by the Board. The Valuation Committee reports to the Board on the pricing of the Fund's shares and the valuation of the Fund's portfolio securities; recommends, subject to approval by the Board, independent pricing services to provide a value for Fund assets; makes and monitors fair value determinations pursuant to the Valuation Policy and carries out any other functions delegated to it by the Board relating to the valuation of Fund assets.

The Board also regularly receives reports from the Adviser with respect to the investments and securities trading of the Fund. For example, typically, the Board receives reports, presentations and other information from the Adviser on at least an annual basis in connection with the Board's consideration of the renewal of the investment advisory agreement between the Adviser and the Trust on behalf of the Fund (the "Advisory Agreement"). Also, if applicable, the Board receives reports from the Adviser and other service providers in connection with the Board's consideration of the renewal of any distribution plan of the Fund under Rule 12b-1 under the 1940 Act. Senior officers of the Trust and senior officers of the Adviser also report regularly to the Audit Committee on valuation matters, internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committee receives regular reports from the Trust's independent auditors on internal control and financial reporting matters.

Trustee Ownership in the Fund and the Fund Complex. The following table sets forth each trustee's ownership of the Fund and the Trust.

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2014	Aggregate Dollar Range of Ownership as of December 31, 2014 in all Registered Investment Companies Overseen by Trustee in the Fund Complex
Independent Trustees
J. Michael Parish	None	Over $100,000
Costas Azariadis	None	None
James C. Cheng	None	None
David Tucker	None	None
Interested Trustee
John Y. Keffer	None	None

B. Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the officers of the Trust, their year of birth and their principal occupations during the past five years are as set forth below. Each officer serves until his or her death, resignation or removal and replacement. The business address of each officer is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti-Money Laundering Compliance Officer	Since 2014	Associate Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.
Carlyn Edgar Born: 1963	Chief Compliance Officer	Since 2008	Senior Vice President, Atlantic since 2008.

C. Ownership of Securities of the Adviser and Related Companies

As of December 31, 2014, no Independent Trustee (or any of his immediate family members) owned beneficially or of record, securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

D. Information Concerning Trust Committees

Audit Committee. The Trust's Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Parish, and Tucker, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent auditors to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended March 31, 2015, the Audit Committee met four times.

Nominating Committee. The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Parish, and Tucker, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all trustees and committee members and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for trustees recommended by security holders. During the fiscal year ended March 31, 2015, the Nominating Committee did not meet.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (the "QLCC"), which meets when necessary, consists of Messrs. Azariadis, Cheng, Parish, and Tucker, constituting all of the Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended March 31, 2015, the QLCC did not meet.

E. Compensation of Trustees and Officers

Each trustee is paid an annual fee of $50,000 for service to the Trust. The Chairman of the Board is paid an annual fee of $66,000. The Vice Chairman of the Board is paid an annual fee of $56,000. The Chairman of the Audit Committee is paid an additional fee of $6,000 annually. The trustees and Chairman may receive additional fees for special Board meetings. Each trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust, but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each trustee by the Fund and the Trust for the fiscal year ended March 31, 2015.

Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Fund Complex
J. Michael Parish	$1,376	N/A	$67,500
Costas Azariadis	$959	N/A	$47,250
James C. Cheng	$983	N/A	$48,750
David Tucker	$959	N/A	$67,500
John Y. Keffer	$0	N/A	$0

F. Investment Adviser

Services of Adviser. The Adviser serves as investment adviser to the Fund pursuant to the Advisory Agreement. Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities, and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. The Adviser may compensate brokers or other service providers ("Financial Intermediaries") out of its own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares.

Ownership of Adviser And Subadvisers. The following persons/entities control Absolute and each Subadviser through equity interests.

Adviser	Controlling Persons/Entities
Absolute Investment Advisers LLC	None

Subadvisers	Controlling Persons/Entities
LakeWater Capital, LLC	Edward J. Casey, Derek A. Jerina, Glenn T. Migliozzi, Daniel A. Sperrazza and Michael J. Wamp
Mohican Financial Management, LLC	Eric C. Hage and Daniel C. Hage

Information Concerning Accounts Managed by Portfolio Manager. The following table provides information regarding other accounts managed by the portfolio manager as of March 31, 2015:

Name of Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jay Compson	1 account $1.6 billion	None	None	None	1 account $4.1 million	None

Conflicts of Interest. Actual or apparent conflicts of interest may arise when the portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:

•The management of multiple client accounts may result in the portfolio manager devoting unequal time and attention to the management of the Fund. The Adviser may seek to manage such competing interests for the time and attention of the portfolio manager by having the portfolio manager focus on a particular investment discipline.

•If the portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

•With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

•Finally, the appearance of a conflict of interest may arise if the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser has adopted certain compliance procedures, which are designed to address these types of conflicts. The Adviser has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. The Adviser's polices and procedures address trade aggregation and allocation. Typically when aggregating trades across funds and/or other accounts, the size of the trade for each fund and/or other account is determined by proportional size of the fund and/or other account and such determination is made pre-trade. Moreover, in aggregated trades each fund and/or other account receives the average share price and transaction costs are shared on a pro-rata basis. Additionally, given the nature of the Adviser's investment process and its Fund and/or other accounts, the Adviser's investment management team services are typically applied collectively to the management of all the Funds and/or other accounts following the same strategy.

Compensation of the Adviser's portfolio management team is not based upon performance of the Fund managed by the Adviser. Fund performance is not a factor in compensation as it might encourage investment decisions deviating from the Fund's mandate. To mitigate the potential for conflict to have a team member favor one Fund over another Fund and/or other account, the Adviser has established procedures, including policies to monitor trading and best execution for all funds and/or other accounts.

There is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Information Concerning Compensation of Portfolio Manager. The following compensation information has been provided by Absolute:

Portfolio Manager	Compensation
Jay Compson	Base salary and percentage of Adviser profits. The base salary is fixed. The percentage is based on equity participation in the firm. Compensation is not based on the investment performance of the Fund or other advisory accounts.

Portfolio Manager Ownership in the Fund. The Adviser has provided the following information regarding the portfolio manager's ownership in the Fund:

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of March 31, 2015
Jay Compson	Over $1,000,000

Fees. Absolute receives an advisory fee from the Fund at an annual rate equal to 1.60% of the Fund's average annual daily net assets under the terms of the Advisory Agreement.

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividends on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.95% through August 1, 2017 ("Expense Cap"). The Expense Cap may only be raised or eliminated with the consent of the Board. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment (1) is made within three years of the fee waiver or expense reimbursement and (2) does not cause the Net Annual Fund Operating Expense of the Fund to exceed the Expense Cap in place at the time the fees were waived. Net Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply. The advisory fee, if not waived, is accrued daily and paid monthly by the Fund and is assessed based on the daily net assets of the Fund. A Subadviser's fee is calculated as a percentage of the Fund's average daily net assets allocated to the Subadviser for management but is paid by the Adviser and not the Fund. Thus, any fee breakpoints or other reduction in a Subadviser's fee rates inures to the benefit of Adviser rather than the Fund. Absolute waives its investment advisory fees for any Fund assets invested in pooled investment vehicles sponsored by it.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets that the clients have invested in the Fund.

Table 1 in Appendix B shows the dollar amount of advisory fees accrued by the Fund, the amount of advisory fees waived and/or expenses reimbursed by the Adviser, if any, and the actual advisory fees retained by the Adviser. The data provided is for the last three fiscal years.

During the years ended March 31, 2013, March 31, 2014 and March 31, 2015, the aggregate amount of subadvisory fees paid to the Subadvisers was $7,916,242, $4,443,433, and $965,488 respectively.

Advisory Agreement. The Fund's Advisory Agreement remains in effect for an initial period of two years from the date of its effectiveness, and thereafter the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, Absolute is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

Absolute is not affiliated with Atlantic or any company affiliated with Atlantic.

G. Distributor

Distribution Services. Foreside Fund Services, LLC (the "Distributor") is the distributor (also known as principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA").

Under a Distribution Agreement with the Trust dated March 31, 2009, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund "supermarket" platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary's procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution (12b-1) services. The Adviser pays the Distributor a fee for certain distribution-related services.

H. Other Fund Service Providers

Administrator, Fund Accountant, Transfer Agent, and Compliance Services. Atlantic and its subsidiaries provide administration, compliance, fund accounting and transfer agency services to the Fund. Atlantic is a subsidiary of Forum Holdings Corp I. John Y. Keffer, a trustee, is the Chairman of Atlantic and is also the founder and owner of Forum Holdings Corp. I, the parent entity of Atlantic.

Pursuant to the Atlantic Services Agreement (the "Services Agreement"), the Fund pays Atlantic a bundled fee for administration, compliance, fund accounting and transfer agency services. The Fund also pays Atlantic certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the prior month.

The Services Agreement continues in effect until terminated, so long as its continuance is specifically approved or ratified with such frequency and in such manner as required by applicable law. After an initial three-year term, the Services Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator on 120 days' written notice to the other party. The Services Agreement is also terminable for cause by the non-breaching party on at least 60 days' written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Services Agreement, Atlantic is not liable to the Fund or the Fund's shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Services Agreement. The Services Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to 0.5% or less than or equal to $25.00 per shareholder account, and in addition, limits the amount of any loss for which Atlantic would be liable. Also, Atlantic is not liable for the errors and omissions of others, including the entities that supply security prices to Atlantic and the Fund. Losses incurred by the Fund as a result of acts or omissions by Atlantic or any other service provider for which Atlantic or the service provider is not liable to the Fund would be borne through the Fund, by its shareholders.

As Administrator, Atlantic administers the Fund's operations except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator's responsibilities include, but are not limited to: (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e., registration statements and shareholder reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Fund's tax returns, the preparation of financial statements and related reports to the Fund's shareholders, the SEC and state and other securities administrators; (4) providing the Fund with adequate general office space and facilities and providing persons suitable to the Board to serve as officers of the Trust; (5) assisting the Adviser in monitoring Fund holdings for compliance with prospectus investment restrictions and assisting in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a CCO, and an Anti-Money Laundering Compliance Officer to the Fund, as well as certain additional compliance support functions.

Atlantic Shareholder Services, LLC, 3 Canal Plaza, Portland, Maine 04101, (the "Transfer Agent"), a wholly-owned subsidiary of Atlantic, serves as transfer agent and distribution paying agent for the Fund. The Transfer Agent is registered as a transfer agent with the SEC. The Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

As Fund accountant, Atlantic provides fund accounting services to the Fund. These services include calculating the NAV of the Fund.

Table 2 in Appendix B shows the dollar amount of the fees accrued by the Fund for administration services, the amount of fees waived by Atlantic, if any, and the actual fees retained by Atlantic under the Services Agreement. The data provided is for the last three fiscal years.

Custodian. Citibank, N.A. is the "Custodian" for the Fund and safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The Custodian also maintains certain books and records of the Fund that are required by applicable federal regulations. The Custodian is located at 388 Greenwich Street, New York, New York 10013.

Legal Counsel. K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. BBD, LLP ("BBD"), 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund, providing audit and tax services. BBD audits the annual financial statements of the Fund and provides the Fund with an audit opinion. BBD also reviews certain regulatory filings of the Fund.

PORTFOLIO TRANSACTIONS

A. How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed-income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from which the Fund purchases or to which the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance, common stock and preferred stock) are generally effected if: (1) the security is traded on an exchange, through brokers that charge commissions; and (2) the security is traded in the over-the-counter markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated.

When transactions are executed in an over-the-counter market, the Adviser or a Subadviser will seek to deal with the primary market makers, but when necessary in order to obtain best execution, the Adviser or a Subadviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed-income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission, markup or markdown.

B. Commissions Paid

Table 3 in Appendix B shows the dollar amount of the aggregate brokerage commissions paid by the Fund; the amount of commissions paid to an affiliate of the Fund, the Adviser, Subadviser or the Distributor; the percentage of brokerage commissions paid to an affiliate of the Fund, the Adviser, Subadviser or the Distributor; and the percentage of transactions executed by an affiliate of the Fund, the Adviser, Subadviser or the Distributor. The data provided is for the last three fiscal years.

C. Adviser and Subadviser Responsibility for Purchases and Sales and Choosing Broker-Dealers

The Adviser and Subadviser place orders for the purchase and sale of securities with broker-dealers selected by and at the discretion of the Adviser or Subadviser. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser and Subadviser in their best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser and Subadviser seek "best execution" for all portfolio transactions. This means that the Adviser and Subadviser seek the most favorable price and execution available. The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser and Subadviser takes into account factors such as size of the order, the difficulty of execution, the efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker. The Adviser or Subadviser may pay a higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

The Adviser and Subadviser may also give consideration to research services furnished to the Adviser or Subadviser by broker-dealers and may cause the Fund to pay these brokers a higher amount of commission or spread than may be charged by other broker-dealers. Research services may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the Adviser or Subadviser uses the research to manage all client accounts. Therefore, commission dollars spent for research generally benefit all of the Adviser's or Subadviser's clients and the Fund's investors, although a particular client may not benefit from all the research received on each occasion. The Adviser and Subadviser does not reduce their fees because the Adviser or Subadviser receives research.

Table 4 in Appendix B lists each broker to which the Fund directed brokerage in return for research services, the amount of transactions so directed, and the amount of commissions earned by the broker-dealer during the past fiscal year.

D. Counterparty Risk

The Adviser or a Subadviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents appropriate credit risks.

E. Transactions through Affiliates

The Adviser or a Subadviser may effect brokerage transactions through affiliates of the Adviser or a Subadviser (or affiliates of those persons) pursuant to procedures adopted by the Trust and in accordance with applicable law.

F. Other Accounts of the Adviser or Subadviser

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or a Subadviser or their respective affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. In some instances, with any required consent, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's or a Subadviser's opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser or a Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

G. Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains (taxable to shareholders as ordinary income when distributed to them) or losses. An annual portfolio turnover rate of 100% does not necessarily indicate all the securities in the Fund were replaced once in a period of one year.

Portfolio turnover rate is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the Fund invests, are excluded from the calculation of portfolio turnover rate.

H. Securities of Regular Broker-Dealers

From time to time the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the ten brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.

Table 5 in Appendix B lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year ended March 31, 2015.

I. Portfolio Holdings

Portfolio holdings as of the end of the Fund's annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days after the end of such period. You may request a copy of the Fund's latest annual or semi-annual report to shareholders or a copy of the Fund's latest Form N-Q which contains the Fund's portfolio holdings, by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund's latest Form N-CSR and Form N-Q by accessing the SEC's website at www.sec.gov.

The Fund's nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund's operations that the Fund has retained them to perform. The Adviser has regular and continuous access to the Fund's portfolio holdings. In addition, the Administrator, the Custodian, the Distributor, and the Fund accountant, as well as independent auditors, proxy voting services, mailing services, financial printers and ratings and ranking organizations may have access to the Fund's nonpublic portfolio holdings information, provided that the Fund receives reasonable assurance that: (1) the holdings information will be kept confidential; (2) no employee or agent will use the information to effect trading or for their personal benefit; and (3) the nature and type of information that any employee or agent, in turn, may disclose to third-parties is limited. The trustees, the Trust's officers, legal counsel to the Trust and to the Independent Trustees, and the Fund's independent registered public accounting firm may receive such information on an as needed basis.

From time to time, nonpublic information regarding the Fund's portfolio holdings may also be disclosed to certain mutual fund consultants, analysts, or other entities or persons ("Recipients") that have a legitimate business purpose in receiving such information. The nonpublic portfolio holdings information may be provided to such Recipients on an on-going basis during the course of the services they provide to the Fund, and each of such Recipients is subject to a duty of confidentiality. Any disclosure of information more current than the latest publicly available portfolio holdings information will be made only if a Trust officer determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has legitimate business purposes for disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will assume responsibility for any breach of the terms of the confidentiality agreement by its employees; and (3) upon request from the Trust, will return or promptly destroy the information. The Trust officer shall report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Trust officer's reasons for determining to permit such disclosure.

Arrangements have been approved to provide a list of nonpublic portfolio holdings information to Hardin Compliance Consulting, LLC for the purpose of compliance consulting.

The Adviser and Subadvisers may provide investment management for accounts of clients other than the Fund, which may result in some of those accounts having a composition substantially similar to that of the Fund. The Adviser, Subadvisers and their affiliates may provide regular information to clients and others regarding the holdings in accounts that each manages, but no information is provided to clients or others that identifies the actual composition of the Fund's holdings, specifies the amount of the Fund's assets invested in a security or specifies the extent of any such similarities among accounts managed by the Adviser or Subadviser.

No compensation is received by the Fund, or, to the Fund's knowledge, paid to its Adviser or any other party in connection with the disclosure of the Fund's portfolio holdings. The codes of ethics of the Trust and the Adviser are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings. In addition, the Fund's service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Fund's portfolio holdings disclosure policy is subject to review by the CCO, who will report the results of such review at least annually to the Board. Any identified conflict between the interests of shareholders and those of another party resulting from the disclosure of nonpublic portfolio holdings information will be reported to the Board for appropriate action.

There is no assurance that the Fund's portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

PURCHASE AND REDEMPTION INFORMATION

A. General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent.

The Fund accepts orders for the purchase or redemption of shares of the Fund on any weekday except days when the New York Stock Exchange (the "NYSE") is closed. Under unusual circumstances, the Fund may accept orders when the NYSE is closed if deemed appropriate by the Trust's officers.

The shares of the Fund may not be available for sale in the state in which you reside. Please check with your investment professional to determine the Fund's availability.

B. Additional Purchase Information

Shares of the Fund are offered on a continuous basis by the Distributor.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In its discretion, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund may allow an in kind purchase provided that, among other things: (i) the purchase will not dilute the interests of its shareholders; (ii) the assets accepted by the Fund consist of securities that are appropriate, in type and amount, for investment by the Fund in light of its investment objective and policies and current holdings; (iii) market quotations are readily available for the securities; (iv) in determining the value of the assets contributed and the corresponding amount of shares issued, the Trust's Valuation Policy will be applied; (v) the transaction must comply with the Trust's Affiliated Persons and Transactions Policy if the person investing is an affiliated person; and (vi) the Adviser to the Fund discloses to the Board the existence of, and all material facts relating to, any conflicts of interest between the Adviser and the Fund in the proposed in kind purchase.

IRAs. All contributions into an individual retirement account (an "IRA") through the automatic investing service are treated as IRA contributions made during the year that the contribution is received.

UGMAs/UTMAs. If the custodian's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the custodian must provide instructions in a manner indicating custodial capacity.

C. Additional Redemption Information

You may redeem Fund shares at NAV.

The Fund may reverse a transaction for the purchase of Fund shares within two business days of notification from your bank that your funds did not clear (1) to collect any charge relating to transactions effected for the benefit of a shareholder that is applicable to the Fund's shares as provided in the Prospectus or (2) to recoup any actual losses incurred by the Fund or the Transfer Agent in connection with any reversed transaction.

Suspension of Right of Redemption. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which: (1) the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

Redemption in Kind. Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may effect a redemption in portfolio securities only if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

NAV Determination. In determining the NAV of the Fund, securities for which market quotations are readily available are valued at current market value using the valuation price from the primary exchange where the security is listed, as provided by an independent pricing service. For other securities or securities not listed on an exchange, or if no sales price is reported, the mean of the last bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate). For further information, see the "General Information" section in the Prospectus.

Distributions. Distributions of net investment income will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of net realized capital gains will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

TAXATION

The tax information set forth in the Prospectus and in this section relates solely to federal tax law and assumes that the Fund qualifies for treatment as a RIC (as discussed below). This information is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders and is in addition to the tax information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code, the regulations thereunder, and IRS interpretations and similar authority on which the Fund may rely, all as in effect on the date hereof, as well as on court decisions through that date. Future legislative, regulatory, or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Each investor should consult his or her own tax advisor as to the federal, state, local, and foreign tax provisions applicable to the investor.

A. Qualification for Treatment as a Regulated Investment Company

The Fund intends, for each taxable year, to continue to qualify for treatment as a RIC. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The taxable year-end of the Fund is March 31, which is the same as its fiscal year-end.

Meaning of Qualification. As a RIC, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (generally, interest dividends, other ordinary income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, net of expenses) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To qualify to be taxed as a RIC for a taxable year, the Fund must satisfy the following requirements, among others:

•The Fund must distribute at least 90% of its investment company taxable income for the taxable year ("Distribution Requirement"). Certain distributions made by the Fund after the close of its taxable year are considered distributions attributable to that taxable year for purposes of satisfying this requirement.

•The Fund must derive at least 90% of its gross income for the taxable year from (1) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived from its business of investing in securities or those currencies and (2) net income from an interest in a qualified publicly traded partnership ("QPTP") ("Gross Income Requirement"). A QPTP is defined as a "publicly traded partnership" (generally, a partnership the interests in which are "traded on an established securities market" or are "readily tradable on a secondary market (or the substantial equivalent thereof)") that derives less than 90% of its gross income from income described in clause (1).

•The Fund must satisfy the following asset diversification requirements ("Diversification Requirements") at the close of each quarter of its taxable year: (1) at least 50% of the value of its total assets must consist of cash and cash items, government securities, securities of other RICs, and securities of other issuers, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of a QPTP being considered voting securities for these purposes); and (2) no more than 25% of the value of its total assets may be invested in (a) the securities of any one issuer (other than government securities and securities of other RICs), (b) the securities (other than securities of other RICs) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (c) the securities of one or more QPTPs.

Failure to Qualify. If for any taxable year the Fund does not qualify for treatment as a RIC, either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Gross Income Requirement and the Diversification Requirements, or (2) by failing to satisfy the Gross Income Requirement and/or either Diversification Requirement and being unable, or determined not, to cure the failure in the manner described in the next two paragraphs, then for federal income tax purposes all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders. In addition, for those purposes the dividends would be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits (except that, for individual and certain other non-corporate shareholders (each an "individual shareholder")), the part thereof that is "qualified dividend income" would be subject to federal income tax at the rates for net capital gain, which are a maximum of 15% for a single shareholder with taxable income not exceeding $413,200 ($464,850 for married shareholders filing jointly) and 20% for those shareholders with taxable income exceeding those respective amounts (which will be adjusted for inflation annually), and those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances). Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

If the Fund fails to satisfy the Gross Income Requirement for any taxable year, it nevertheless will be considered to have satisfied that requirement for that year if, among other things, the failure "is due to reasonable cause and not due to willful neglect" and the Fund pays a tax in an amount equal to the excess of its gross income that is not qualifying income for purposes of that requirement over one-ninth of its gross income that is such qualifying income.

If the Fund fails to satisfy either Diversification Requirement at the close of any quarter of its taxable year by reason of a discrepancy existing immediately after its acquisition of any security that is wholly or partly the result of that acquisition during that quarter, it will not lose its status for that quarter as a RIC if the discrepancy is eliminated within 30 days after the quarter's close. If the Fund fails to satisfy either of the Diversification Requirements (other than a de minimis failure, as defined in the Code) for a quarter and the preceding sentence does not apply, it nevertheless will be considered to have satisfied those requirements for that quarter if, among other things, the failure "is due to reasonable cause and not due to willful neglect" and the Fund disposes of the assets that caused the failure within six months after the last day of the quarter in which it identifies the failure in the manner prescribed by the IRS. In that case, the Fund will also be liable for a tax equal to the greater of $50,000 or the amount determined by multiplying the net income generated by those assets for the period from the date the failure occurs to the date of disposition thereof by the highest rate of tax applicable to corporations (currently 35%).

Failure to qualify for treatment as a RIC would thus have a negative impact on the Fund's after-tax performance. It is possible that the Fund will not qualify as a RIC in any given taxable year.

B. Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. These distributions will be taxable to a shareholder as ordinary income.

As described in the Prospectus, a portion of the Fund's distributions may be treated as "qualified dividend income."

The Fund anticipates distributing substantially all of its net capital gain (after reduction for any capital loss carryovers, i.e., unutilized capital losses from prior taxable years) for each taxable year. These distributions generally will be made only once a year, usually in December, but the Fund may make a limited number of additional distributions of net capital gain at any time during the year. These distributions will be taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held his or her shares. These distributions will not qualify for the dividends-received deduction or as qualified dividend income.

A distribution by the Fund that does not constitute an ordinary income dividend or capital gain distribution will be treated as a return of capital. A return of capital distribution will reduce a shareholder's tax basis in shares and will be treated as gain from the sale of the shares to the extent the basis is reduced below zero.

Each distribution by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If a shareholder receives a distribution in the form of a reinvestment in additional shares, the shareholder will be treated as having received a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

When a shareholder purchases shares of the Fund, their purchase price (NAV) may reflect undistributed net investment income or recognized net capital gains or unrealized appreciation in the value of the assets of the Fund. A distribution of that income or gain (including net gain, if any, from realizing all or part of that appreciation) will be taxable to a shareholder in the manner described above, although the distribution economically constitutes a partial return of capital to the shareholder.

Ordinarily, a shareholder is required to take taxable distributions by the Fund into income in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in one of those months, however, is deemed to be paid by the Fund and received by those shareholders on December 31 of that year if the distribution is paid in January of the following year.

The Fund will send information annually to its shareholders regarding the federal income tax status of distributions made (or deemed made) during the year.

C. Foreign Account Tax Compliance Act ("FATCA")

Under FATCA, foreign financial institutions ("FFIs") or non-financial foreign entities ("NFFEs") that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends the Fund pays and (2) certain capital gain distributions and the proceeds of a redemption of Fund shares that are paid after December 31, 2016. As discussed more fully below, the FATCA withholding tax generally may be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE that certifies its status as such and, in certain circumstances, either that (i) it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent (which may be the Fund). The U.S. Treasury Department has negotiated intergovernmental agreements (each, an "IGA") with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the relevant IGA instead of U.S. Treasury regulations.

An FFI may avoid FATCA withholding by becoming a "participating FFI," which requires the FFI to enter into a tax compliance agreement with the IRS under the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country's government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Fund may avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity's status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisors regarding the application of these requirements to their own situations and the impact thereof on their investments in the Fund.

D. Redemption of Shares

In general, you will recognize gain or loss on a redemption of Fund shares in an amount equal to the difference between the proceeds of the redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase Fund shares (for example, by reinvesting distributions) within 30 days before or after the redemption (i.e., a "wash" sale); if disallowed, the loss would be reflected in an upward adjustment to the basis in the purchased shares. In general, any gain or loss arising from a redemption of shares of the Fund will be considered a capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from a redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain, if any, received on such shares. In determining the holding period of shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

E. Federal Excise Tax

A 4% non-deductible federal excise tax ("Excise Tax") is imposed on a RIC that fails to distribute in each calendar year an amount equal to at least the sum of (1) 98.0% of its ordinary income for the year plus (2) 98.2% of its capital gain net income for the one-year period ended on October 31 of the year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in the calendar year.

For purposes of calculating the Excise Tax, the Fund (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses realized or sustained after October 31 of any year in determining the amount of ordinary income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary income and capital gain net income to avoid liability for the Excise Tax. The Fund may in certain circumstances be required to liquidate portfolio investments to make distributions sufficient to avoid Excise Tax liability.

F. Certain Tax Rules Applicable to Fund Transactions

Investments in Derivatives. When a put or call option purchased by the Fund expires unexercised, the premium it paid gives rise to short-term or long-term capital loss at the time of expiration (depending on the length of the exercise period for the option). When a put or call option written by the Fund expires unexercised, the premium it received gives rise to short-term capital gain at the time of expiration. When the Fund exercises a call option, the basis in the underlying security is increased by the amount of the premium it paid for the option. When the Fund exercises a put option, the gain (or loss) from the sale of the underlying security is decreased (or increased) by the premium it paid for the option. When a put or call option written by the Fund is exercised, the purchase price (or the selling price in the case of a call) of the underlying security is decreased (or increased in the case of a call) for tax purposes by the premium received.

Some futures contracts, foreign currency contracts, and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) in which the Fund invests - except any "securities futures contract" that is not a "dealer securities futures contract" (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - may be subject to Code section 1256 ("Section 1256 contracts"). Any Section 1256 contracts the Fund holds at the end of its taxable year (and generally for purposes of the Excise Tax discussed below, on October 31 of each year) must be "marked to market" (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss; however, certain foreign currency gains or losses arising from Section 1256 contracts will be treated as ordinary income or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain the Fund recognizes, even though the Fund may not have closed the transactions and received cash to pay the distributions. The Fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its shareholders as ordinary income) and thus increasing the amount of dividends it must distribute.

Any option, futures contract, forward contract or other position entered into or held by the Fund in conjunction with any other position it holds may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character, and timing of the Fund's gains and losses with respect to the straddle positions by requiring, among other things, that (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other positions in the straddle, (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term rather than long-term capital gain), (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss, and (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses. In addition, the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Investments in Original Issue Discount ("OID") Securities. The Fund may acquire zero-coupon or other securities (such as strips and delayed-interest securities) issued with OID. As a holder of those securities, The Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because The Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, The Fund may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from The Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Investments in Foreign Currencies and Securities. Gains or losses attributable to fluctuations in exchange rates that occur between the time that the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary losses. Similarly, gains or losses from the disposition of a foreign currency, or from the disposition of a fixed-income security or a forward contract denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of its disposition, also are treated as ordinary income or ordinary losses. These gains or losses increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain.

If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" for federal tax purposes (a "PFIC") and the Fund does not make either of the elections described in the next two paragraphs, it will be subject to federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if it distributes such income as a taxable dividend to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for the taxable year: (1) at least 75% of its gross income is derived from "passive income" (including interest and dividends) or (2) an average of at least 50% of the value (or adjusted tax basis, if elected) of its assets produce, or are held for the production of, "passive income." The Fund's distributions of income from any PFICs will not be eligible for the 15% and 20% maximum federal income tax rates on individual shareholders' "qualified dividend income" described in the Prospectus.

The Fund could elect to "mark to market" its stock in a PFIC. Under such an election, the Fund would include in gross income (and treat as ordinary income) each taxable year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of that adjusted basis over that fair market value, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts so included, as well as gain realized on the disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made.

If the Fund purchases shares in a PFIC and elects to treat the PFIC as a "qualified electing fund," the Fund would be required to include in its income each taxable year its pro rata share of the ordinary income and net capital gains of the PFIC, even if the income and gains were not distributed to the Fund. Any such income would be subject to the Distribution Requirement and the calendar year Excise Tax distribution requirement described above. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

Investors should be aware that the Fund may not be able, at the time it acquires a foreign corporation's shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek not to invest in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so, and it reserves the right to make such investments as a matter of its investment policy.

Investments in LLCs, LPs and Grantor Trusts. The Fund may invest in LLCs and LPs that are classified for federal tax purposes as partnerships. An LLC or LP in which The Fund invests may be (1) a "publicly traded partnership" (that is, a partnership the interests in which are "traded on an established securities market" or "readily tradable on a secondary market (or the substantial equivalent thereof)") (a "PTP") or (2) a non-PTP at least 90% of the income of which satisfies the Gross Income Requirement. Certain of those PTPs will be QPTPs.

If an LLC or LP in which The Fund invests is a QPTP, all its net income (regardless of source) would be qualifying income for the Fund under the Gross Income Requirement. The Fund's investment in QPTPs, together with certain other investments, however, may not exceed 25% of the value of its total assets in order to satisfy one of the Diversification Requirements. In addition, if the Fund holds more than 10% of a QPTP's equity securities, none of those securities will count toward its satisfying those requirements.

With respect to non-QPTPs, (1) if the LLC or LP is treated for federal tax purposes as a corporation, distributions from it to the Fund would likely be treated as "qualified dividend income" and disposition of the Fund's interest therein would be gain from the disposition of a security, or (2) if the LLC or LP is not treated as a corporation, the Fund would be treated as having earned its proportionate share of each item of income the LLC or LP earned. In the latter case, the Fund would be able to treat its share of the entity's income as qualifying income under the Gross Income Requirement only to the extent that income would be qualifying income if realized directly by the Fund in the same manner as realized by the LLC or LP.

Certain LLCs and LPs (e.g., private funds) in which the Fund invests may generate income and gains that are not qualifying income under the Gross Income Requirement. The Fund will monitor its investments in LLCs and LPs to assure its compliance with the requirements for qualification as a RIC.

The Fund also may invest in grantor trusts, including ETFs that invest in commodities. Such a trust is essentially disregarded for federal tax purposes, with the result that the Fund, as an investor therein, will be treated for those purposes as owning a fractional undivided beneficial interest in the trust's assets and will be required to include its proportionate shares of the trust's income, deductions, and credits in computing its taxable income and credits. Because those trusts ordinarily generate gross income that does not satisfy the Gross Income Requirement, the Fund will monitor and limit its investments in them to the extent necessary to preserve its status as a RIC.

G. State and Local Taxes

The tax rules of the various states and their local jurisdictions with respect to an investment in the Fund may differ from the federal income tax rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

H. Foreign Income Tax

Investment income received by the Fund from sources within foreign countries and U.S. possessions (collectively, "foreign sources") and gains that the Fund realizes on the disposition of foreign securities may be subject to foreign income, withholding, or other taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries will vary.

I. Capital Loss Carryovers ("CLCOs")

The Fund may sustain capital losses for a taxable year. Those losses may be "carried over" (but not carried back) and used to offset any current or future net realized capital gains (whether short-term or long-term) for federal income tax purposes. All capital loss carryovers ("CLCOs") available at the close of the Fund's most recently completed taxable year ("available CLCOs") are listed in its financial statements. As a result of the Regulated Investment Company Modernization Act of 2010 ("Act"), whether the Fund's CLCOs will expire depends on when they arose. Those that arose in taxable years that began by December 22, 2010, the Act's effective date ("pre-enactment CLCOs"), will expire after eight taxable years and thus will be unavailable to offset against future capital gains, if any, that are realized after that expiration. Capital losses that are sustained in taxable years beginning after that date ("post-enactment years"), however, may be carried forward indefinitely. Any capital losses that the Fund sustains in post-enactment years must be utilized to offset realized capital gains before pre-enactment CLCOs; as a result of this ordering rule, those CLCOs may be more likely to expire unused. Capital losses that arise in post-enactment years and are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses (as under previous law).

OTHER MATTERS

A. The Trust and Its Shareholders

General Information. The Fund is a separate series of the Trust. The Trust is an open-end investment management company organized under Delaware law as a statutory trust on August 29, 1995. On January 5, 1996, the Trust succeeded to the assets and liabilities of Forum Funds, Inc. The Trust's trust instrument (the "Trust Instrument") permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. The Trust and each fund will continue indefinitely until terminated. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The other funds of the Trust are described in one or more separate Statements of Additional Information.

Shareholder Voting and Other Rights. Each share of a fund and each class of shares has equal dividend, distribution, liquidation and voting rights. Fractional shares have those rights proportionately, except that expenses related to the distribution of shares of each fund or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each fund or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the fund or class and other matters for which separate fund or class voting is appropriate under applicable law. Generally, shares will be voted separately by each fund except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual funds; or (2) the Board determines that the matter affects more than one fund and all affected funds must vote. The Board may also determine that a matter only affects certain funds or classes of the Trust and thus that only those funds or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

A shareholder in a fund is entitled to the shareholder's pro rata share of all distributions arising from that fund's assets and, upon redeeming shares, will receive the portion of the fund's net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a fund's) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or fund) for any purpose related to the Trust (or fund), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more trustees.

Termination or Reorganization of Trust or its Series. The Board, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Board may sell or convey the assets of a fund or reorganize such fund into another investment company registered under the 1940 Act without a shareholder vote.

B. Fund Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is a shareholder who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

As of July 6, 2015, the trustees and officers of the Trust in aggregate owned less than 1% of the outstanding shares of beneficial interest of the Fund.

As of July 2, 2015, certain shareholders of record owned 5% or more of the shares of the Fund. Shareholders known by the Fund to own beneficially 5% or more of Fund are listed in Table 6 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of July 2, 2015, the shareholders listed in Table 6 in Appendix B who own more than 25% of the Fund may be deemed to control the Fund. "Control" for this purpose is the ownership of 25% or more of the Fund's voting securities.

C. Limitations on Shareholders' and Trustees' Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In addition, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the relevant fund. The Trust Instrument also provides that the Trust, on behalf of a fund, shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of that fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability is in effect, and the Fund is unable to meet its obligations.

The Trust Instrument provides that the trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the trustees shall not be liable for any conduct whatsoever, provided that a trustee is not protected against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

D. Proxy Voting Procedures

Copies of the proxy voting procedures of the Trust, Absolute and each Subadviser are included in Appendices C and D.

Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available: (1) without charge, upon request, by contacting the Transfer Agent at (888) 99-ABSOLUTE or (888) 992-2765 (toll free); and (2) on the SEC's website at www.sec.gov.

E. Code of Ethics

The Trust, Absolute and each Subadviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, Absolute and each Subadviser. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

F. Registration Statement

This SAI and the Prospectus do not contain all of the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. The SEC maintains a website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Fund.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

G. Financial Statements

The Fund's Financial Statements and Financial Highlights for the fiscal year ended March 31, 2015 are incorporated by reference into this SAI from the Fund's Annual Report to shareholders, have been audited by BBD, an independent registered public accounting firm, as stated in its report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon its authority as an expert in accounting and auditing.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

Corporate and Municipal Long-Term Bond Ratings

Standard & Poor's ("S&P") Corporate and Municipal Long-Term Bond Ratings:

The following descriptions of S&P's long-term corporate and municipal bond ratings have been published by Standard & Poor's Financial Service LLC.

AAA - An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D - An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

Plus (+) or Minus (-) - The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Moody's Investors Service, Inc. ("Moody's") Long-Term Corporate Bond Ratings:

The following descriptions of Moody's long-term corporate bond ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody's U.S. Municipal Long-Term Bond Ratings:

The following descriptions of Moody's long-term municipal bond ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

Aaa - Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa - Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A - Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa - Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Ba - Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B - Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Caa - Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca - Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C - Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Modifiers: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings Ltd. ("Fitch") Corporate Bond Ratings:

The following descriptions of Fitch's long-term corporate bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. 'B' ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk ("IDR") in the ranges 'BB' to 'C'. For issuers with an IDR below 'B', the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above 'B', the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of 'RR1' (outstanding recovery prospects given default).

CCC - Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges 'B' to 'C'. For issuers with an IDR below 'CCC', the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above 'CCC', the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of 'RR2' (superior recovery prospects given default).

CC - Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges 'B' to 'C'. For issuers with an IDR below 'CC', the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above 'CC', the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of 'RR3' (good recovery prospects given default).

C - Exceptionally high levels of credit risk. 'C' indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges 'B' to 'C'. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of 'RR4' (average recovery prospects given default), 'RR5' (below average recovery prospects given default) or 'RR6' (poor recovery prospects given default).

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B'.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's Municipal Bond Long-Term Ratings:

The following descriptions of Fitch's long-term municipal bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B - Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. 'CCC' ratings indicate that default is a real possibility.

CC - Very high levels of credit risk. 'CC' ratings indicate default of some kind appears probable.

C - Exceptionally high levels of credit risk. 'C' ratings indicate default appears imminent or inevitable.

D - Default. 'D' ratings indicate a default. Default generally is defined as one of the following:

•failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults - "Imminent" default, categorized under 'C', typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the 'C' category.

Structured Finance Writedowns - Where an instrument has experienced an involuntary and, in the agency's opinion, irreversible "writedown" of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of 'D' will be assigned to the instrument. Where the agency believes the "writedown" may prove to be temporary (and the loss may be "written up" again in future if and when performance improves), then a credit rating of 'C' will typically be assigned. Should the "writedown" then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the "writedown" later be deemed as irreversible, the credit rating will be lowered to 'D'.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

Plus (+) or Minus (-) - The modifiers "+" or "-"may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term Rating category, or to Long-Term Rating categories below 'B'.

Municipal Short-Term Bond Ratings

S&P's Municipal Short-Term Bond Ratings:

The following descriptions of S&P's short-term municipal ratings have been published by Standard & Poor's Financial Service LLC.

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

Moody's Municipal Short-Term Ratings:

The following descriptions of Moody's short-term municipal ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch's Municipal Short-Term Credit Ratings:

The following descriptions of Fitch's municipal short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Short-Term Credit Ratings

S&P's Short-Term Credit Ratings:

The following descriptions of S&P's short-term credit ratings have been published by Standard & Poor's Financial Service LLC.

A-1 - A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C - A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

Dual Ratings - S&P assigns "dual" ratings to all debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').

Moody's Short-Term Ratings:

The following descriptions of Moody's short-term credit ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch's Short-Term Ratings:

The following descriptions of Fitch's short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

APPENDIX B - MISCELLANEOUS TABLES

Table 1 - Investment Advisory Fees

The following table shows the dollar amount of fees accrued with respect to the Fund, the amount of fees waived and/or expenses reimbursed by the Adviser, if any, and the actual fees retained by the Adviser. The data is for the last three fiscal years.

Year Ended	Advisory Fees Accrued	Advisory Fees Waived	Advisory Fees Retained
March 31, 2015	$1,700,036	$695,506	$1,004,530
March 31, 2014	$7,608,470	$686,328	$6,922,142
March 31, 2013	$11,892,656	$266,751	$11,625,905

Table 2 - Administration Fees

The following table shows the dollar amount of fees accrued with respect to the Fund, the amount of fees waived by Atlantic, if any, and the actual fees retained by Atlantic. The data is for the last three fiscal years.

Year Ended	Administration Fees Accrued	Administration Fees Waived	Administration Fees Retained
March 31, 2015	$80,441	$0	$80,441
March 31, 2014	$157,455	$0	$157,455
March 31, 2013	$209,767	$0	$209,767

Table 3 - Commissions

The following table shows the aggregate brokerage commissions of the Fund. The data is for the last three fiscal years.

Year Ended	Aggregate Brokerage Commissions ($) Paid	Total Brokerage Commissions ($) Paid to Affiliate of Fund, Adviser, Subadviser or Distributor	% of Brokerage Commissions Paid to Affiliate of Fund, Adviser, Subadviser or Distributor	% of Transactions Executed by Affiliate of Fund, Adviser, Subadviser or Distributor
March 31, 2015	$172,779	$0	0%	0%
March 31, 2014	$981,892	$0	0%	0%
March 31, 2013	$1,761,674	$0	0%	0%

Table 4 - Directed Brokerage

The following table lists each broker to which the Fund directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom. The data is for the fiscal year ended March 31, 2015.

Broker	Amount Directed ($)	Amount of Commissions Generated ($)
GOLDMAN SACHS & CO	$43,659,033	$90,496
SALOMEN SMITH BARNEY INC	$66,844,051	$14,349
INSTINET CORP	$16,839,093	$8,842

Broker	Amount Directed ($)	Amount of Commissions Generated ($)
BARCLAYS CAPITAL, INC.	$1,434,332	$5,462
BTIG, LLC	$6,349,704	$5,291
HOWARD, WEIL, LABOUISSE, FRIEDRICHS INC.	$1,926,506	$4,460
CITIGROUP GLOBAL MARKETS INC	$152,515,172	$3,925
MORGAN STANLEY & CO. LLC	$579,301	$3,770
CANTOR FITZGERALD & CO	$2,451,936	$2,951
US CAPITAL ADVISORS	$2,621,450	$2,883
CRT CAPITAL GROUP LLC	$1,328,852	$2,518
STEPHENS, INC.	$934,782	$2,216
PIPER JAFFERY INC.	$908,605	$1,854
JEFFERIES & COMPANY, INC	$1,311,640	$1,715
RILEY (B.) & CO.	$829,771	$1,714
KNIGHT SECURITIES, L.P.	$3,546,091	$1,512
BAIRD (ROBERT W.) & CO., INC	$878,453	$1,451
J.P. MORGAN SECURITIES LLC	$2,072,506	$1,446
WELLS FARGO BROKERAGE SERVICES, LLC	$492,289	$1,283
BMO CAPITAL MARKETS	$495,584	$1,082
FELTL	$184,961	$1,076
MERRILL LYNCH PIERCE FENNER & SMITH INC	$712,959	$1,045
STATE STREET BROKERAGE	$42,834,918	$938
LEERINK, SWANN, GARRITY, SOLLAMI, YAFFE	$461,079	$856
KEYBANC CAPITAL MARKETS	$588,628	$855
SIDOTI & COMPANY, LLC	$387,487	$813
MORGAN STANLEY DEAN WITTER INC	$441,130	$709
STIFEL, NICOLAUS & COMPANY INCORPORATED	$452,386	$696
DASH FINANCIAL LLC	$83,730	$673
RAYMOND JAMES & ASSOC INC	$419,572	$642
IMPERIAL CAPITAL, L.L.C.	$326,474	$587
DEUTSCHE BANK SECURITIES INC.	$599,904	$565
ITG INC	$1,239,866	$562
NEEDHAM & COMPANY, INC.	$305,675	$529
CRAIG-HALLUM, INC.	$367,030	$522
DAVIDSON (D.A) & CO., INC.	$425,321	$462
REDIPLUS	$1,207,497	$444
ISI GROUP, INC.	$410,144	$373
LIQUIDNET, INC.	$690,495	$279
CREDIT SUISSE SECURITIES (USA) LLC	$169,028	$256
KELLOGG TRADING	$3,401,381	$174
DASH FINANCIAL HOLDINGS LLC	$9,509	$148
FRIEDMAN, BILLINGS, RAMSEY & CO.	$70,083	$139
CVGX	$322,449	$116
JONES & ASSOCIATES	$40,874	$49
BLOOMBERG TRADEBOOK LLC	$89,943	$45
BANC OF AMERICA SECURITIES	$16,707	$7

Table 5 - Securities of Regular Brokers or Dealers

The following table lists the Fund's regular brokers and dealers whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the most recent fiscal year ended March 31, 2015.

Regular Broker or Dealer	Value of Securities Held
None	N/A

Table 6 - Control Persons and 5% Shareholders

The following table lists as of July 2, 2015: (1) the shareholders who owned 25% or more of the outstanding shares of the Fund and thus may be deemed to control the Fund; and (2) the persons who owned beneficially or of record 5% or more of the outstanding shares of the Fund.

Name and Address	% of Fund
NATIONAL FINANCIAL SERVICES FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET NEW YORK, NY 10281	52.71
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSOMERS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104	19.28

APPENDIX C - TRUST PROXY VOTING PROCEDURES

Forum Funds
Shareholder Voting Policy

As of December 14, 2012

SECTION 1. BACKGROUND

The Trust exercises its shareholder voting responsibilities as an investor in other issuers as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments. This Policy details the Trust's policy with respect to shareholder voting.

SECTION 2. ADVISER RESPONSIBILITIES

(A) Delegation by Board. Each Fund has delegated to the Adviser the authority to vote as a shareholder of issuers whose securities are held in its portfolio. The Adviser shall maintain and the Board shall approve voting procedures related to the Adviser acting on behalf of the Fund in accordance with its fiduciary duties and the best interests of Fund shareholders.

(B) Delivery of Proxies. The Adviser is responsible for coordinating the delivery of proxies to be voted by the Custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service"). Upon request, the Adviser shall provide periodic reports to the Board as to the implementation and operation of its shareholder voting policies and procedures as they relate to the Trust.

(C) Conflicts of Interest. The Trust recognizes that under certain circumstances an Adviser or Proxy Voting Service may have a conflict of interest in voting on behalf of a Fund. A conflict of interest includes any circumstance when the Fund, the Adviser, the Distributor, the Proxy Voting Service or one or more of their Affiliated Persons (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how shares of that issuer are voted.

Each Adviser is responsible for maintaining procedures to identify and address material conflicts of interest and, when applicable, determine the adequacy of a Proxy Voting Service's procedures to identify and address material conflicts of interest.

(D) Voting Record. The Adviser shall be responsible for ensuring a voting record is maintained that includes all instances where the Fund was entitled to vote and will coordinate the annual delivery of such record to the Administrator for purposes of preparing the Trust's annual Form N-PX filing. The voting record shall include the following information required to be reported in Form N-PX:

(1) The name of the issuer of the security;

(2) The exchange ticker symbol of the security;

(3) The CUSIP for the security;

(4) The shareholder meeting date;

(5) A brief identification of the matter voted on;

(6) Whether the matter was proposed by the issuer or by a security holder;

(7) Whether the Trust cast its vote on the matter;

(8) How the Trust cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

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(9) Whether the Trust cast its vote for or against management.

The Adviser shall also be responsible for ensuring information regarding how the Fund voted relating to portfolio securities during the twelve-month period ended June 30 is available on the Fund's website or other location consistent with disclosure in the Fund's registration statement.

SECTION 3: ABSTENTION

The Trust and an Adviser may abstain from shareholder voting in certain circumstances. Abstaining from voting may be appropriate if voting would be unduly burdensome or expensive, or otherwise not in the best interest of a Fund's shareholders.

SECTION 4: BOARD REPORTING AND REVIEW

(A) The Adviser shall submit its voting procedures to the Board for review and approval initially and at the next regularly scheduled meeting of the Board following any material change.

(B) The Adviser shall report to the Board, at least quarterly, whether any conflicts of interest arose while voting as an investor in other issuers and how such conflicts were handled.

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APPENDIX D - ADVISER/SUBADVISER PROXY VOTING PROCEDURES

ABSOLUTE INVESTMENT ADVISERS LLC PROXY VOTING PROCEDURES

I. GENERAL STATEMENT

Absolute Investment Advisers LLC (the "Adviser") has discretion to vote the proxies received by Absolute Credit Opportunities Fund (the "Fund"), a series of Forum Funds (the "Trust"), a registered investment company. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Although the Adviser generally does not vote proxies, if such action would occur, the Adviser will vote those proxies in the best interest of the Fund's shareholders and in accordance with these policies and procedures.

II. POLICIES FOR VOTING PROXIES

In its role as investment adviser to the Fund, Adviser has adopted these proxy voting policies. To the extent that these policies do not cover potential voting issues with respect to proxies received by the Fund, the Adviser shall act to promote the Fund's investment objectives.

(A) Routine Matters

As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

(1) Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(2) Appointment of Auditors. Management recommendations will generally be supported.

(3) Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

(C) Non-Routine Matters

(1) Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

(2) Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(3) Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(4) Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(5) Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

(D) Conflicts of Interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of the Fund. A "conflict of interest," means any circumstance when the Adviser (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted.

If the Adviser determines that it has a conflict of interest with respect to voting proxies on behalf of the Fund, then the Adviser shall contact the Trust's Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according to the determination and maintain records relating to this process.

(E) Abstention

The Adviser may abstain from voting proxies in certain circumstances. The Adviser or the Chairman of the Board may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

III. RECORDKEEPING

The Portfolio Manager or their staff will maintain files relating to the Adviser's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

A.	Copies of the proxy voting procedures and policies, and any amendments thereto.

B.	A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

C.	A record of each vote that the Adviser casts.

D.	A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

E.	A copy of each written client request for information on how the Adviser voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

IV. DISCLOSURE

A.	The Adviser will disclose in its Form ADV Part II that its clients may contact the Adviser, by toll-free telephone number in order to obtain information on how the Adviser voted such client's proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the Adviser voted the client's proxy.

B.	A concise summary of these Proxy Voting Procedures and Policies will be included in the Adviser's Form ADV Part II, and will be updated whenever these procedures and policies are amended. The Adviser will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.

LAKEWATER CAPITAL LLC PROXY VOTING PROCEDURES

Proxy Voting and Other Legal Matters

Overview of Requirements

An investment adviser that exercises voting authority over client proxies is required to:

•Adopt and implement policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of clients, including how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients;

•Disclose to clients information about those policies and procedures and, upon request, furnish a copy to clients;

•Disclose to clients how they may obtain information on how the adviser has voted their proxies;

•Maintain certain records related to proxy voting.

Policy

LakeWater's policy is to vote proxies in a manner the Firm believes reasonably furthers the best interests of the Client and is consistent with the Investment Philosophy set forth in the relevant investment management documents. Procedures have been implemented to mitigate the risk that the Adviser fails to vote proxies in accordance with Fund procedures, and fails to provide accurate, adequate disclosure for Form N-PX. We recognize our fiduciary obligation and will comply with our obligations under Rule 206(4)-6 under the Advisers Act. Our policy defines procedures for voting securities in all accounts/Funds managed by the Firm. The objective of voting a security in each case is to seek to enhance the value of the security, or to reduce potential for a decline in the security's value. Our policy does not prescribe specific voting requirements or specific voting considerations. Instead, it provides procedures for applying the informed expertise and judgment of our investment professionals on a timely basis in pursuit of the above stated voting objectives.

Procedures

Proxies are received electronically from brokers. The Portfolio Manager determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Investment Manager will cast votes for these matters on a case-by-case basis. The Investment Manager will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management's accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

All proxy votes are recorded electronically in the respective brokerage systems.

Clients/Investors may obtain copies of the Proxy Voting Policy and/or voting records of how the firm voted on behalf of their account by contacting the Compliance Officer.

Resolution of any Conflicts of Interest

If a proxy vote creates a material conflict between the interests of the Investment Manager and a Client the Investment Manager will resolve the conflict before voting the proxies. The Investment Manager will either disclose the conflict to the Client and obtain consent or take other steps designed to ensure that a decision to vote the proxy was based on the Investment Manager's determination of the Client's best interest and was not the product of the conflict.

The CCO will be notified of any proxy vote involving a material conflict and the resolution will be documented in a memo.

Records

LakeWater and/or its brokers/custodians maintain records of

•all proxy statements and materials received;

•all proxy votes that are made on behalf of the Clients;

•all documents that were material to a proxy vote;

•all written requests from Clients regarding voting history;

•all responses (written and oral) to Clients' requests.

Securities Litigation

The Firm relies upon the Prime Broker and Custodian to provide notification of any securities held in a fund that are subject to litigation/class action lawsuits. The CCO will review the details of the lawsuit and, in determining how to file any claims, will consider the potential impact on the client/shareholder, without considering any benefit to ourselves, our employees or our affiliates. In the case of the Absolute Funds, we will discuss the filing of any claims with the mutual fund's Adviser and or Compliance Officer, as appropriate

MOHICAN FINANCIAL MANAGEMENT, LLC, LLC PROXY VOTING PROCEDURES

MOHICAN FINANCIAL MANAGEMENT, LLC.

Mohican Financial PROXY VOTING POLICY and procedures

Requirements

An investment adviser that exercises voting authority over client proxies is required to:

Adopt and implement policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of clients, including how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients;

Disclose to clients information about those policies and procedures and, upon request, furnish a copy to clients;

Disclose to clients how they may obtain information on how the adviser has voted their proxies;

Maintain certain records related to proxy voting.

Policy

The investment strategy of the Firm does not include long holdings in equities; the Firm therefore does not acquire any voting rights or related proxies. In the event that the Firm changes its investment strategy in a manner that would introduce proxies, compliant policies and procedures will be adopted. Such policies and procedures would address conflicts of interest, recordkeeping, and disclosures, including disclosure to clients of policy and how proxies were voted.